UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Courtney R. Taylor

American High-Income Trust

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest globally in
high-yield bonds
for a wider range
of opportunities.

Special feature page 4

American High-Income Trust® Annual report for the year ended September 30, 2013

American High-Income Trust seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.13%. The fund’s 12-month distribution rate for Class A shares as of that date was 6.20%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Investing globally in the high-yield bond market

Contents

1	Letter to investors
3	The value of a long-term perspective
9	Summary investment portfolio
15	Financial statements
31	Board of trustees and other officers

Fellow investors:

High-yield bonds recorded solid gains for the fiscal year ended September 30, 2013, as the economy rebounded and investors sought to take on more risk. While much of the fixed-income market sold off later in the period amid concerns about rising interest rates, the high-yield bond market demonstrated some resilience despite elevated volatility in the market.

In this environment of gradually rising interest rates, American High-Income Trust was able to generate a total return of 7.1%, assuming the reinvestment of monthly dividends totaling just over 73 cents a share. Shareholders who reinvested dividends received an income return of 6.8%. Those who elected to take their dividends in cash received an income return of 6.6% and saw the value of their holdings increase by 0.4%.

The Barclays U.S. Corporate High Yield 2% Issuer Capped Index, which covers the universe of fixed-rate, non-investment-grade debt and limits the maximum exposure of any one issuer to 2%, also returned 7.1%. The index is unmanaged and, therefore, has no expenses. The Lipper High Yield Funds Index, a benchmark of similar bond funds, posted a slightly higher total return of 7.4%.

The year in review

Fixed-income markets experienced two distinct phases during the fiscal year. For the first half of the period, yields for U.S. Treasuries and many other categories of bonds remained near historic lows as investors focused on the slow pace of the economic recovery and the possible effects of automatic tax increases and across-the-board federal budget cuts. With the Federal Reserve holding short-term interest rates near zero, investors were drawn to the high-yield market by the relatively attractive yields.

However, many of these conditions reversed during the second half of the fiscal year, creating a challenging and volatile period for bond investors. Home prices increased in March and April at their fastest pace since 2006, triggering greater optimism about the healing economy. During May and June, rising interest rates and indications from the Fed that it might reduce its monthly asset purchases fueled a selloff in Treasuries.

The benchmark 10-year U.S. Treasury bond started the fiscal year with a yield of just over 1.6% and ended the period around 2.6%. This increase of nearly 100 basis points in yield caused negative returns in most parts of the U.S. fixed-income market; the broadest market

Results at a glance

For periods ended September 30, 2013, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class A shares)	7.1%	10.8%	7.4%	8.5%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	7.1	13.5	8.8	—
Lipper High Yield Funds Index	7.4	11.0	7.4	7.2

*	This market index did not exist prior to December 31, 1992. It is unmanaged and, therefore, has no expenses.

American High-Income Trust	1

measure, the Barclays U.S. Aggregate Bond Index, posted a return of -1.7%, while the Barclays U.S. Treasury Index fell 2.1%. In spite of generally rising rates, high-yield bonds continued to do well as the high current yield was able to offset price declines caused by the increase in interest rates. While there will be periods of interest-rate volatility going forward, we believe high-yield bonds can still provide attractive long-term returns.

During much of the fiscal year, with interest rates still very low by historic standards, credit markets saw a substantial level of new supply. Companies sought to take advantage of the low borrowing costs, with many refinancing their debt — both lowering their interest rates and extending their maturities. Low rates also prompted an increase in leveraged buyouts and other merger-and-acquisition activity. This presented the fund with many attractive investment opportunities, especially in the wireless telecommunication services industry.

For much of the fiscal year, higher yielding bonds (BB and below) generated stronger results than investment-grade issues (BBB and above) as the search for yield continued. However, as interest rates normalized later in the period and the bond market achieved a healthier balance, the interest in higher yielding bonds was not as pronounced. Against the backdrop of rising bond yields, the fund’s focus on lower quality credits proved beneficial as their higher coupons and wider spreads gave them a greater capacity to absorb higher rates compared to higher rated bonds.

Total returns for non-U.S. high-yield bonds outpaced their U.S. counterparts, although emerging markets debt declined as the asset class experienced significant outflows amid concerns that the Fed might soon begin to tighten monetary policy. The fund’s portfolio managers remain optimistic about the fundamentals for many developing economies, but recognize there may be more volatility to come in emerging markets.

In the last couple of years, the fund has increased its exposure to non-U.S. high-yield bonds as a way to gain access to higher quality credits at similar yields to the U.S. corporate bond market. The majority of the exposure has been in U.S. dollar-denominated bonds with only a small percentage invested in local-currency bonds. The U.S. dollar exposure has been split between both corporate and sovereign issuers while the local currency holdings have been concentrated in sovereign debt. For more on the fund’s investments in non-U.S. markets, see the special feature that starts on page 4.

A long-term perspective

As the economy continues to strengthen, we remain alert to the potential impact of rising interest rates and will closely monitor possible Fed action, but these developments are likely to take time. Central bank policies have been beneficial to high-yield bonds and as these policies are eventually unwound it may create higher nominal yields across fixed income, and potentially higher volatility. However, the more positive economic conditions that will lead the Fed to withdraw from quantitative easing should help to improve credit quality for high-yield issuers. These conditions should generally limit spread widening for high-yield bonds, and yields on these bonds may be driven more by changes in underlying Treasury yields. The combined effect of relatively stable spreads due to continuing moderate economic growth and gradually rising Treasury yields should create a constructive investment environment for high-yield bonds.

With these issues in mind and on the heels of several years of strong returns, our investment managers are taking a cautious view of the market. However, higher yields are providing us with more attractive opportunities to add to investments; gradually rising interest rates allow the fund to reinvest at higher yields, benefiting our investors. While volatility in the high-yield market should be expected, it is important to remember that investors who have maintained a long-term perspective have been rewarded with solid returns and a steady source of income. For the past 10-year period ended September 30, 2013, the fund’s investors earned an average annual total return of 7.4%, with dividends reinvested, matching the Lipper High Yield Funds Index. As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David C. Barclay
President

November 12, 2013

For current information about the fund, visit americanfunds.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2013, the end of its latest fiscal year. As you can see, that $10,000 grew to $78,170 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

$90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
9,000
'88[7]
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
Year ended September 30
$85,828
Barclays U.S. Corporate High Yield 2% Issuer Capped Index[3,4]
$78,170
American High-Income Trust
$59,058
Lipper High Yield Funds Index[5]
$20,185
Consumer Price Index (inflation)[6]
$10,000
Original investment

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses.
[4]	From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Results of the Lipper High Yield Funds Index do not reflect any sales charges.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[7]	For the period February 19, 1988 (when the fund began operations) through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2013)*

	1 year	5 years	10 years

Class A shares	3.05%	9.96%	7.02%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.66% for Class A shares as of the prospectus dated December 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

American High-Income Trust	3

Investing globally in the high-yield bond market

When one thinks of the high-yield corporate bond market, the United States is usually the first place that comes to mind. The U.S. has the deepest and most established corporate bond market in the world. It should come as no surprise then that many companies in Europe turned to the U.S. when bank lending dried up there in the aftermath of the euro-zone crisis.

More and more foreign companies are accessing the corporate bond market — both in the U.S. and other countries — creating new investment opportunities for American High-Income Trust. Many of these companies offer higher yields and attractive valuations to the fund’s portfolio managers while also allowing them to diversify their portfolios. In addition to these non-U.S. corporate

4	American High-Income Trust

David Barclay

“Investing in the non-U.S. high-yield bond market gives the fund a wider range of opportunities and greater diversification. But it is very much a bottom-up process that is driven by our research. It is about finding interesting investment opportunities, wherever they may be.”

bonds, the fund also invests in the sovereign debt of some foreign countries.

Granted, non-U.S. investments in the high-yield market come with a new set of risks, but that is what helps make them attractive for the fund. Our investment professionals apply the same level of in-depth research and rigorous analysis as they do for U.S. investments. It is also important to understand the bankruptcy laws and the currency implications of investing in foreign countries, which is often done in collaboration with our sovereign analysts and economists.

“Investing in the non-U.S. high-yield bond market gives the fund a wider range of opportunities and greater diversification,” says President David Barclay, also a portfolio manager. “But it is very much a bottom-up process that is driven by our research. It is about finding interesting investment opportunities, wherever they may be.”

Opportunities in Europe

The euro-zone crisis has created many opportunities for American High-Income Trust to invest in both sovereign and corporate debt. “The crisis created investment opportunities for us in Europe because the market did not recognize the range of possibilities that existed and the resources available to address these countries’ issues,” explains Marc Linden, another of the fund’s portfolio managers. “To some extent, when everyone thought the crisis was a foregone conclusion and wanted to sell, that’s the time to buy. Sometimes you have to be comfortable taking the opposite side of what the market is telling you.”

While effects of the crisis are still being felt across many parts of Europe, some countries are showing signs of progress, such as Slovenia, one of the fund’s largest sovereign debt holdings. Amid concerns about turmoil in its banking industry earlier this year, Moody’s cut Slovenia’s debt rating to below-investment-grade status. The rating agency argued that the credit-driven banking crisis and deteriorating government finances increased the chances it would require an international rescue. Despite a delay caused by the downgrade, Slovenia issued $3.5 billion in bonds, helping the country to shore up its banking system and avoid a bailout.

“Our sovereign analyst who covers Slovenia had a very high conviction that the country was taking the necessary steps to address its fiscal situation,” recalls Marc. “Slovenia has had some serious issues that needed attention but our view was that it was a manageable situation.”

Italy is another country that experienced its share of problems during the euro-zone crisis. While the fund did not invest in any meaningful way in Italian sovereign debt, portfolio managers kept close tabs on what was happening in the country as they evaluated their investment in a domestic telecom company called Wind. “It was interesting because the correlation between the trading behavior of the Italian government bonds and the Wind bonds became very high,” portfolio manager David Daigle notes. “They were being driven much more by the direction of the sovereign yields than by what was happening with Wind itself.”

David was paying especially close attention at the time because it was the peak of the euro-zone crisis in 2011, when the very future of the currency was in doubt. “If Italy were to have left the euro, that would’ve been a disaster for many companies there, including Wind, which would’ve immediately become insolvent,” he says, noting that the euro zone does not yet have a single set of bankruptcy laws like in the U.S. “Europe is attempting to harmonize its bankruptcy laws, which differ country by country, but that process could take a decade or more.”

American High-Income Trust	5

“We are not restricted by credit ratings, so if there are high-yield opportunities at investment-grade issuers, we will seek to take advantage of those for the benefit of our investors.” – Abner Goldstine

Abner Goldstine	David Daigle

While insolvency is not usually an issue for the fund’s holdings, David says it is important to understand a country’s bankruptcy laws before investing there to make sure we are being adequately compensated for the risk. “The legal framework has to be reasonable for investors, but many countries are not very creditor friendly,” he says. “It doesn’t necessarily keep us from investing there, but it affects the types of companies we buy and makes us more sensitive to financial distress situations.”

Banks under pressure

The European banking system came under extreme pressure during the financial crisis amid concerns about banks’ exposure to euro-zone sovereign debt and access to market funding. To avoid potential bank failures and severe disruptions to the market, governments took equity stakes in many financial companies, helping to increase their capital cushion. Even as the crisis subsided, banks came under further pressure from regulators, who pushed them to issue more equity and other types of securities that offered unusually high yields. American High-Income Trust was able to take advantage of these opportunities to invest in banks at attractive yields.

One such security in which the fund invested is an obligation of Lloyds Banking. As part of a program to inject funds into major British banks, the U.K. government acquired a 40% stake in Lloyds in 2008. A year later, the bank raised additional equity from the public in an effort to improve its balance sheet. Lloyds also issued a subordinated bond maturing in 2020 that, under severe circumstances, could instead become equity; because of the nature of the security, it carried a particularly high yield.

This attracted the interest of portfolio manager Abner Goldstine, who specializes in the financials sector. “It was not until late 2010, as the outlook for European banks began to improve, that we felt confident enough to invest in the Lloyds bond,” he recalls. “It has provided us with income in excess of the high-yield market and is trading well above the fund’s average cost.” While the bulk of bonds issued by Lloyds are rated investment grade, the ones held by American High-Income Trust are not. “We are not restricted by credit ratings,” notes Abner, “so if there are high-yield opportunities at investment-grade issuers, we will seek to take advantage of those for the benefit of our investors.”

The problems in the European banking system also had broader implications for companies that had historically relied on those banks for funding. As lending dried up and regulators made banks raise their own capital requirements, these companies were forced to look elsewhere for funding. Many turned to the corporate bond market — both in Europe and increasingly the U.S. — and investors have been more than willing to help them out in recent years.

“Many of these companies came to the U.S. high-yield market because it is by far

6	American High-Income Trust

Marc Linden

“It is not uncommon for companies to find they are unable to raise money in Europe and turn to the U.S., which has a much bigger and more robust bond market. But the hurdle is higher for European companies because they have to overcome investors’ concerns about the risk of insolvency in those countries.”

the deepest source of capital for below-investment-grade issuers in the world,” Marc explains. “It is not uncommon for companies to find they are unable to raise money in Europe and turn to the U.S., which has a much bigger and more robust bond market. But the hurdle is higher for European companies because they have to overcome investors’ concerns about the risk of insolvency in those countries. Typically they offer higher yields and the return opportunity is greater.”

With thorough research and in-depth analysis, analysts can determine when the reward of investing in a non-U.S. company is likely to outweigh the risks. It ultimately comes down to many of the same financial characteristics used to evaluate U.S. companies. Schaeffler is a German auto parts company that caught the attention of fund analyst Irina Goedemans when it got locked out of the bank lending market after the crisis and turned to the bond market. “It was a multigenerational family company that traditionally had been financed by banks, but when lenders became nervous about their large loans to the company, Schaeffler had to turn to the bond market,” Irina says. “It was a well-run operation but historically did not have the financial savvy to enter the bond market, so Schaeffler hired a new chief financial officer to guide it through that effort.”

A few years prior to entering the bond market, the company was involved in an ill-timed transaction that left it with too much debt. Schaeffler was trying to buy a stake in a larger German auto parts company, Continental, but ended up biting off more than it could chew. “While the idea was not bad, Continental was too big for Schaeffler’s existing management to handle,” says Irina. “It was a poorly designed deal but the banks involved supported the company at first because they didn’t want it to go bankrupt and hurt the rest of the German auto parts industry. Nonetheless, the banks were nervous and soon urged Schaeffler to find other means of financing. The new CFO helped the company get its finances in shape before entering the bond market.”

Schaeffler first issued bonds in 2012 and then followed up with another offering in 2013, in which American High-Income Trust took part. “In this case, the company was private, but I was able to conduct research on Continental, which is public, as well as Schaeffler’s competitors, which helped me get my arms around how much it was worth,” recalls Irina. “We passed on the first bond offering, because we felt things could still go wrong and if so it would be costly since it is a non-U.S. company. By the time of the 2013 placement, we felt more comfortable investing.”

Collaboration in emerging markets

An increasing number of companies in emerging markets have tapped the bond market in recent years, taking advantage of ultra-low interest rates in the developed world resulting from quantitative easing. They were met with strong demand because of the higher yields typically offered to investors willing to take on more risk, as well as the higher expected growth rates of emerging markets economies versus those of developed countries. This led to rapid growth in emerging-markets corporate debt, which is now a $1.3 trillion market — almost twice the size of the emerging-markets sovereign debt market. However, concerns have since increased about emerging markets debt as the Federal Reserve prepares to start tapering its asset-purchase program, which could send rates higher and cause the U.S. dollar to strengthen, pushing up debt servicing costs.

Despite these concerns, portfolio managers and analysts for American High-Income Trust remain optimistic about the long-term prospects for emerging-markets corporate debt. They continue to find attractive investments and some even see the downturn in emerging markets as a buying opportunity. “The outflows have been pretty indiscriminate over the last several months and that is the time when opportunities can present themselves,” says Marc. “These companies are under pressure in the short term but a lot of them have really strong operations that aren’t affected much by the macro problems.”

One such opportunity the fund has invested in was QGOG Constellation, a Brazilian company that makes high-tech, deep-water drilling rigs. It owns and operates these offshore rigs on behalf of state-owned oil company Petrobras, which has a huge need for them given its large discoveries of oil off the coast of

American High-Income Trust	7

Damien McCann	Irina Goedemans

“The legal framework has to be reasonable for investors, but many countries are not very creditor friendly. It doesn’t necessarily keep us from investing there, but it affects the types of companies we buy and makes us more sensitive to financial distress situations.” – David Daigle

Brazil in recent years. “It offers an indirect, higher return way to invest in the credit quality of Petrobras and Brazil,” says analyst Damien McCann, who consulted closely with our equity analysts who cover Petrobras as well as our sovereign analyst for Brazil before making the investment in QGOG Constellation. “I need to understand our view of a country’s credit quality and that usually factors into my investment decision. While Brazil’s credit quality is gradually deteriorating, its leverage is not excessive. In addition, Petrobras has ample capacity to service its debt and drilling-rig lease obligations.”

Damien says the concerns about Brazil and emerging markets in general are already reflected in the valuation of QGOG Constellation’s bonds, which the fund recently bought. The company issued bonds for the first time after completing the construction of several drilling rigs now used by Petrobras under long-term contracts. American High-Income Trust had previously invested in the bonds of a subsidiary known as QGOG Atlantic/Alaskan Rigs, which holds a mortgage on two of the actual drilling-rig assets, but the latest investment gave the fund access to more diverse cash flows from all of the holding company’s subsidiaries.

In making the investments, Damien also consulted with Capital International Private Equity Funds, our global emerging markets private equity group, which has been a shareholder in QGOG Constellation since 2010. “I have an ongoing dialogue with our private equity associates about QGOG Constellation’s business prospects and management team,” he says. “I want to know what they think about operational strategy, growing the business and managing the balance sheet, as well as how much risk they are willing to take on — these are all important factors to us as bond investors.”

Investing in emerging markets or anywhere outside the U.S. is not a new phenomenon for American High-Income Trust. The fund first started investing in emerging markets debt in the early 1990s and more recently began focusing on emerging-markets corporate debt. “We have a long history of investing in emerging markets and there are now more opportunities than ever before in corporate debt,” says David Barclay, noting that Europe has become another area of focus for the fund. “There are many great investment opportunities outside of the U.S. and we have the capabilities in place to pursue those for the benefit of our investors.” ■

8	American High-Income Trust

Summary investment portfolio September 30, 2013

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 90.94%	Principal amount (000)	Value (000)	Percent of net assets
Corporate bonds, notes & loans 83.55%

Telecommunication services 14.79%
Sprint Nextel Corp.:
8.375% 2017	$91,375	$103,711
7.00% 2020	119,185	121,867
6.00%–11.50% 2016–2022[1]	111,305	132,641
Sprint Corp.:
7.25% 2021[1]	42,150	42,677	2.85%
7.875% 2023[1]	83,375	85,251
Clearwire Communications and Clearwire Finance, Inc.
12.00%–14.75% 2016–2017[1]	64,165	77,838
Sprint Capital Corp. 6.90%–8.75% 2019–2032	6,800	7,000
Frontier Communications Corp.:
7.125% 2023	96,125	96,846
7.625% 2024	97,523	98,011	1.94
8.125%–9.25% 2018–2022	172,053	192,952
Wind Acquisition SA:
11.75% 2017[1]	140,330	149,276
7.25% 2018[1]	97,460	101,358	1.77
7.375%–11.75% 2017–2018	€73,005	104,720
NII Capital Corp.:
11.375% 2019[1]	$79,395	82,571
7.625% 2021	154,456	110,436	1.76
7.875%–10.00% 2016–2019[1]	186,256	159,687
Leap Wireless International, Inc., Term Loan C, 4.75% 2020[2,3,4]	156,957	157,209
Cricket Communications, Inc. 7.75% 2020	140,536	159,684	1.58
MetroPCS Wireless, Inc.:
6.25% 2021[1]	137,025	138,224
6.625% 2023[1]	138,950	139,818	1.39
Intelsat Jackson Holding Co. 6.625% 2022[1]	171,410	170,981	.85
LightSquared, Term Loan B, 12.00% 2014[2,4,5,6]	144,713	170,761	.85
Trilogy International Partners, LLC 10.25% 2016[1]	92,240	89,012	.45
Digicel Group Ltd. 6.00% 2021[1]	87,092	82,084	.41
Other securities		188,917	.94
		2,963,532	14.79

American High-Income Trust	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
Corporate bonds, notes & loans (continued)

Consumer discretionary 13.43%
Boyd Gaming Corp.:
9.125% 2018	$82,070	$89,661
9.00% 2020	74,831	81,566	.85%
Cequel Communications Holdings I, LLC and Cequel Capital Corp.
6.375% 2020[1]	109,705	112,448	.56
DISH DBS Corp. 4.625% 2017	95,950	98,589	.49
Needle Merger Sub Corp. 8.125% 2019[1]	83,905	86,003	.43
Other securities		2,223,238	11.10
		2,691,505	13.43

Industrials 10.23%
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	141,692	151,256	.75
Ply Gem Industries, Inc. 8.25% 2018	122,785	131,994	.66
Euramax International, Inc. 9.50% 2016	85,615	82,404	.41
CEVA Group PLC 8.375%–11.625% 2016–2017[1]	40,729	41,931	.21
Other securities		1,642,142	8.20
		2,049,727	10.23

Health care 10.18%
Kinetic Concepts, Inc.:
Term Loan D1, 4.50% 2018[2,3,4]	19,750	19,904
10.50% 2018	149,425	165,675	1.40
12.50% 2019	89,702	94,636
inVentiv Health Inc.:
9.00% 2018[1]	135,165	136,517
11.00% 2018[1]	103,250	83,891	1.31
11.00% 2018[1]	51,390	41,754
Select Medical Holdings Corp. 6.375% 2021[1]	121,815	116,029	.58
Tenet Healthcare Corp. 6.00% 2020[1]	105,450	108,020	.54
Patheon Inc., Term Loan B1, 7.25% 2018[2,3,4]	90,283	91,186	.45
VWR Funding, Inc. 7.25% 2017	80,365	85,187	.42
Other securities		1,097,614	5.48
		2,040,413	10.18

Materials 9.20%
FMG Resources:
6.00% 2017[1]	104,317	107,447
6.375%–8.25% 2015–2022[1]	129,460	136,287	1.22
Inmet Mining Corp.:
8.75% 2020[1]	156,170	167,883
7.50% 2021[1]	70,845	72,970	1.20
Reynolds Group Inc.:
5.75% 2020	153,085	154,424	1.15
7.125%–9.875% 2018–2019	68,995	75,015
JMC Steel Group Inc. 8.25% 2018[1]	135,290	131,231	.65
Other securities		998,032	4.98
		1,843,289	9.20

Financials 8.19%
Realogy Corp.:
7.875% 2019[1]	143,060	157,008
3.375%–9.00% 2016–2020[1]	64,335	69,541	1.50
4.50% 2016–2020[2,3,4]	73,903	74,472
CIT Group Inc.:
5.00% 2017	94,495	99,810	1.00
4.25%–5.50% 2015–2019[1]	97,850	101,263
Crescent Resources 10.25% 2017[1]	97,695	105,511	.53
Other securities		1,032,607	5.16
		1,640,212	8.19

10	American High-Income Trust

	Principal amount (000)	Value (000)	Percent of net assets
Energy 6.89%
PDC Energy Inc. 7.75% 2022	$89,575	$95,397	.48%
NGPL PipeCo LLC 9.625% 2019[1]	100,765	94,215	.47
Sabine Pass Liquefaction, LLC 5.625% 2021[1]	90,225	88,759	.44
Other securities		1,101,542	5.50
		1,379,913	6.89

Information technology 6.35%
First Data Corp.:
11.75% 2021[1]	125,290	121,531
12.625% 2021	204,626	226,112	2.98
6.75%–11.25% 2016–2022[1,3,6]	242,257	250,083
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,4]	111,487	110,790	.55
Other securities		563,912	2.82
		1,272,428	6.35

Utilities 2.18%
Other securities		436,626	2.18

Consumer staples 2.11%
Other securities		423,167	2.11

Total corporate bonds, notes & loans		16,740,812	83.55

Bonds & notes of governments & government agencies outside the U.S. 6.59%
Slovenia (Republic of) 5.50% 2022	96,140	89,771	.45
Other securities		1,231,479	6.14
		1,321,250	6.59

Other bonds & notes 0.80%
Other securities		160,179	.80

Total bonds, notes & other debt instruments (cost: $17,675,742,000)		18,222,241	90.94

	Shares or
Convertible securities 1.52%	principal amount
Industrials 0.54%
CEVA Group PLC, Series A-2, 2.244% convertible preferred[7,8]	21,062	27,177
CEVA Group PLC, Series A-1, 3.244% convertible preferred[7]	47,121	81,291	.54
		108,468	.54

Telecommunication services 0.11%
Leap Wireless International, Inc. 4.50% convertible notes 2014	$12,500,000	12,781	.07
Clearwire Corp. 8.25% convertible notes 2040[1]	$7,722,000	8,591	.04
		21,372	.11

Other 0.87%
Other securities		174,161	.87

Total convertible securities (cost: $232,655,000)		304,001	1.52

Preferred securities 0.97%
Financials 0.97%
Other securities		194,179	.97

Total preferred securities (cost: $192,326,000)		194,179	.97

Common stocks 2.60%	Shares
Industrials 1.42%
Beech Holdings, LLC[7,8,9]	16,466,838	135,851	.68
CEVA Group PLC[1,7,9]	59,168	76,347	.38
Other securities		72,502	.36
		284,700	1.42

American High-Income Trust	11

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Financials 0.33%
CIT Group Inc.[9]	124,904	$6,092	.03%
Other securities		59,628	.30
		65,720	.33

Telecommunication services 0.13%
Frontier Communications Corp., Class B	6,000,000	25,020	.13

Other 0.72%
Other securities		144,676	.72

Total common stocks (cost: $504,215,000)		520,116	2.60

Warrants 0.03%
Other 0.03%
Other securities		5,979	.03

Total warrants (cost: $7,329,000)		5,979	.03

Short-term securities 4.25%	Principal amount (000)
Freddie Mac 0.09%–0.12% due 11/26/2013–5/6/2014	$250,000	249,923	1.25
Fannie Mae 0.10%–0.12% due 2/18–6/2/2014	137,100	137,035	.68
Coca-Cola Co. 0.08%–0.15% due 10/22–12/9/2013[1]	96,615	96,607	.48
Other securities		368,951	1.84

Total short-term securities (cost: $852,428,000)		852,516	4.25
Total investment securities (cost: $19,464,695,000)		20,099,032	100.31
Other assets less liabilities		(62,061)	(.31)

Net assets		$20,036,971	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $5,220,000, which represented ..03% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $235,050,000 over the prior 12-month period.

					Unrealized appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Russian rubles	10/9/2013	Citibank	RUB323,978	$9,636	$347

Sales:
Brazilian reais	10/7/2013	Citibank	$15,190	BRL35,910	(985)
Brazilian reais	10/21/2013	JPMorgan Chase	$18,410	BRL41,675	(292)
Colombian pesos	10/28/2013	Citibank	$11,388	COP21,552,175	112
Euros	10/3/2013	Citibank	$11,989	€9,000	(187)
Euros	10/7/2013	JPMorgan Chase	$59,240	€45,000	(1,640)
Euros	10/11/2013	Bank of New York Mellon	$17,185	€12,957	(344)
Euros	10/18/2013	JPMorgan Chase	$19,630	€14,750	(325)
Euros	10/22/2013	JPMorgan Chase	$17,249	€12,958	(282)
Euros	10/28/2013	Bank of America, N.A.	$12,784	€9,475	(35)
Euros	11/8/2013	HSBC Bank	$15,830	€11,700	— [10]
Mexican pesos	10/23/2013	Barclays Bank PLC	$32,983	MXN431,615	78

12	American High-Income Trust

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Mexican pesos	10/28/2013	Citibank	$17,805	MXN229,300	$333
Russian rubles	10/4/2013	Citibank	$35,015	RUB1,178,200	(1,322)
Turkish lira	10/11/2013	HSBC Bank	$2,764	TRY5,600	(2)
Turkish lira	10/21/2013	Bank of New York Mellon	$2,233	TRY4,500	14
Turkish lira	10/21/2013	Barclays Bank PLC	$9,229	TRY18,605	54
Turkish lira	11/6/2013	HSBC Bank	$12,413	TRY25,100	70

					(4,753)

Forward currency contracts – net					$(4,406)

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2013, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividends or interest income (000)	Value of affiliates at 9/30/2013 (000)
Rotech Healthcare Inc., Term Loan,
13.00% 2020[2,3,4,7]	—	$43,908,783	—	$43,908,783	$48	$43,909
Rotech Healthcare Inc.[7,9]	—	1,916,275	—	1,916,275	—	34,225
Rotech Healthcare Inc., Term Loan A,
5.50% 2018[2,3,4,7]	—	$25,900,000	—	$25,900,000	12	25,900
Rotech Healthcare Inc., Term Loan B,
10.00% 2019[2,3,4,7]	—	$20,825,000	—	$20,825,000	17	20,825
Rotech Healthcare Inc. 10.50% 2018	$69,465,000	—	$69,465,000	—	8,209	—
Rotech Healthcare Inc. 10.75% 2015	$15,145,000	$8,850,000	$23,995,000	—	2,154	—
Rotech Healthcare Inc. 10.50% 2013	—	$6,660,000	$6,660,000	—	341	—
Cooper-Standard Holdings Inc.[9]	1,238,538	—	—	1,238,538	—	61,927
Cooper-Standard Holdings Inc.
7.00% convertible preferred[1,7]	99,687	—	—	99,687	698	21,387
Cooper-Standard Holdings Inc., warrants, expire 2017[9]	196,935	—	—	196,935	—	4,725
Revel Entertainment, Term Loan B,
14.50% 2018[2,3,4,6]	—	$74,244,219	$182,813	$74,061,406	3,969	70,358
Revel AC, Inc.[7,8,9]	—	908,183	—	908,183	—	7,747
Revel AC, Inc. (CVR)[7,8,9]	—	43,088,200	—	43,088,200	—	1,292
Revel Holdings, Inc., warrants, expire 2021	16,916	—	16,916	—	—	—
Revel Entertainment, Term Loan B,
9.00% 2017	$117,150,000	$7,260,000	$124,410,000	—	4,203	—
Revel Entertainment 12.00% 2018	$40,649,246	—	$40,649,246	—	676	—
Revel Entertainment, Term Loan,
8.50% 2014	$8,656,110	$9,951,000	$18,607,110	—	282	—
Revel AC, Inc. 12.00% 2018	—	$43,088,200	$43,088,200	—	1,454	—
Revel Entertainment, Term Loan,
8.50% 2015	—	$19,305,144	$19,305,144	—	288	—
Revel Entertainment, Term Loan,
10.00% 2015	—	$32,500,000	$32,500,000	—	1,432	—
Revel Entertainment, Term Loan,
8.50% 2015	—	$25,637,721	$25,637,721	—	198	—
American Media, Inc.[1,7,9]	1,122,345	—	—	1,122,345	—	2,806
Nortek Inc. 10.00% 2018[11]	$47,735,000	—	—	$47,735,000	4,706	—
Nortek Inc. 8.50% 2021[11]	$47,660,000	$27,690,000	$5,000,000	$70,350,000	5,143	—
Nortek, Inc.[9,11]	793,646	—	366,800	426,846	—	—
					$33,830	$295,101

American High-Income Trust	13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $7,500,725,000, which represented 37.43% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $1,578,784,000, which represented 7.88% of the net assets of the fund.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $525,982,000, which represented 2.63% of the net assets of the fund.
[8]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets
Beech Holdings, LLC	3/16/2007–2/15/2013	$114,109	$135,851	.68%
CEVA Group PLC, Series A-2, 2.244% convertible preferred	5/2/2013	20,349	27,177	.13
Revel AC, Inc.	2/14/2011–1/10/2012	45,288	7,747	.04
Revel AC, Inc. (CVR)	2/15/2011–3/15/2013	7,796	1,292	.01
Other restricted securities	9/17/2009–12/31/2012	43,602	22,473	.11
Total restricted securities		$231,144	$194,540	.97%

[9]	Security did not produce income during the last 12 months.
[10]	Amount less than one thousand.
[11]	Unaffiliated issuer at 9/30/2013.

Key to abbreviations and symbol

CVR = Contingent Value Rights

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

MXN = Mexican pesos

RUB = Russian rubles

TRY = Turkish lira

See Notes to Financial Statements

14	American High-Income Trust

Financial statements

Statement of assets and liabilities

at September 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,140,813)	$19,803,931
Affiliated issuers (cost: $323,882)	295,101	$20,099,032
Cash denominated in currencies other than U.S. dollars (cost: $13)		13
Cash		9,370
Unrealized appreciation on open forward currency contracts		1,008
Receivables for:
Sales of investments	119,932
Sales of fund’s shares	23,197
Dividends and interest	381,084
Other	3,011	527,224
		20,636,647
Liabilities:
Unrealized depreciation on open forward currency contracts		5,414
Payables for:
Purchases of investments	507,117
Repurchases of fund’s shares	51,701
Dividends on fund’s shares	22,236
Closed forward currency contracts	461
Investment advisory services	4,699
Services provided by related parties	7,626
Trustees’ deferred compensation	244
Other	178	594,262
Net assets at September 30, 2013		$20,036,971

Net assets consist of:
Capital paid in on shares of beneficial interest		$20,303,857
Distributions in excess of net investment income		(51,545)
Accumulated net realized loss		(845,337)
Net unrealized appreciation		629,996
Net assets at September 30, 2013		$20,036,971

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,785,555 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$14,178,077	1,263,451	$11.22
Class B	142,792	12,725	11.22
Class C	1,329,765	118,499	11.22
Class F-1	1,417,845	126,349	11.22
Class F-2	935,030	83,323	11.22
Class 529-A	357,168	31,828	11.22
Class 529-B	9,564	852	11.22
Class 529-C	132,383	11,797	11.22
Class 529-E	19,686	1,754	11.22
Class 529-F-1	23,511	2,095	11.22
Class R-1	24,293	2,165	11.22
Class R-2	231,020	20,587	11.22
Class R-3	309,927	27,619	11.22
Class R-4	229,840	20,482	11.22
Class R-5	223,878	19,950	11.22
Class R-6	472,192	42,079	11.22

See Notes to Financial Statements

American High-Income Trust	15

Statement of operations

for the year ended September 30, 2013	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $201; also includes $33,132 from affiliates)	$1,427,959
Dividends (includes $698 from affiliates)	14,223	$1,442,182
Fees and expenses*:
Investment advisory services	57,572
Distribution services	59,193
Transfer agent services	26,579
Administrative services	4,391
Reports to shareholders	1,038
Registration statement and prospectus	815
Trustees’ compensation	175
Auditing and legal	145
Custodian	437
State and local taxes	56
Other	678
Total fees and expenses before waiver	151,079
Less investment advisory services waiver	1
Total fees and expenses after waiver		151,078
Net investment income		1,291,104

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $117,934 net loss from affiliates)	21,575
Forward currency contracts	3,095
Currency transactions	(2,765)	21,905
Net unrealized appreciation (depreciation) on:
Investments	71,764
Forward currency contracts	(4,948)
Currency translations	(70)	66,746
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		88,651

Net increase in net assets resulting from operations		$1,379,755

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2013	2012
Operations:
Net investment income	$1,291,104	$1,277,176
Net realized gain on investments, forward currency contracts and currency transactions	21,905	159,155
Net unrealized appreciation on investments, forward currency contracts and currency translations	66,746	1,229,106
Net increase in net assets resulting from operations	1,379,755	2,665,437

Dividends paid or accrued to shareholders from net investment income	(1,319,459)	(1,345,763)

Net capital share transactions	168,005	2,512,433

Total increase in net assets	228,301	3,832,107

Net assets:
Beginning of year	19,808,670	15,976,563
End of year (including distributions in excess of net investment income: $(51,545) and $(36,445), respectively)	$20,036,971	$19,808,670

See Notes to Financial Statements

16	American High-Income Trust

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

American High-Income Trust	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of

18	American High-Income Trust

the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$16,650,178	$90,634	$16,740,812
Bonds & notes of governments & government agencies outside the U.S.	—	1,321,250	—	1,321,250
Other	—	160,179	—	160,179
Convertible securities	52,980	142,553	108,468	304,001
Preferred securities	76,261	117,918	—	194,179
Common stocks	238,856	137,143	144,117	520,116
Warrants	5,846	—	133	5,979
Short-term securities	—	852,516	—	852,516
Total	$373,943	$19,381,737	$343,352	$20,099,032

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,008	$—	$1,008
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(5,414)	—	(5,414)
Total	$—	$(4,406)	$—	$(4,406)

See footnote on next page.

American High-Income Trust	19

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2013 (dollars in thousands):

	Beginning value at 10/1/2012	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 9/30/2013
Investment securities	$52,659	$129,817	$659,742	$(193,008)	$(83,337)	$(73,933)	$(148,588)	$343,352

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2013[3]:								$(40,931)

[1]	Forward currency contracts are not included in the investment portfolio.
[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — The significant unobservable inputs used to value the fund’s Level 3 investments include financial multiples of publicly traded comparable companies, financial performance, and calculated discounts for lack of marketability. The following table provides additional information used by the fund’s investment adviser to fair value securities with significant unobservable inputs (dollars in thousands):

	Value at 9/30/2013	Valuation technique(s)	Unobservable input(s)	Range	Impact to valuation from an increase in input*
Common stocks	$144,117	Market comparable companies	EV/EBITDA multiple	3.85x–9.30x	Increase
			EV (EBITDA-CAPEX) multiple	13x–15x	Increase
			DLOM	16.66%–23.33%	Decrease
		Blend of market quote and market comparable companies	EV/EBITDA multiple	11.53x–13.42x	Increase
		Bid price	Bid price	N/A	Increase
Convertible securities	108,468	Blend of market quote and market comparable companies	EV/EBITDA multiple	11.53x–13.42x	Increase
Bonds, notes & other debt instruments	90,634	Cost	N/A	N/A	N/A
Warrants	133	Black-Scholes model	Underlying share price	N/A	Increase
	$343,352

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CAPEX = Capital expenditure

EV = Enterprise value

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

20	American High-Income Trust

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate the risks of an issuer defaulting on its obligations.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

American High-Income Trust	21

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities and tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2013, the fund reclassified $13,289,000 from accumulated net realized loss to distributions in excess of net investment income and $34,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$37,909
Capital loss carryforward expiring 2018*	(607,968)
Gross unrealized appreciation on investment securities	1,076,018
Gross unrealized depreciation on investment securities	(758,035)
Net unrealized appreciation on investment securities	317,983
Cost of investment securities	19,781,049

*	Reflects the utilization of capital loss carryforward of $232,980,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

22	American High-Income Trust

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2013	2012
Class A	$938,643	$948,806
Class B	10,084	15,866
Class C	81,420	89,548
Class F-1	95,595	109,529
Class F-2	66,875	60,321
Class 529-A	23,079	22,659
Class 529-B	645	991
Class 529-C	7,565	7,725
Class 529-E	1,224	1,230
Class 529-F-1	1,472	1,304
Class R-1	1,466	1,527
Class R-2	13,541	14,463
Class R-3	20,166	23,467
Class R-4	15,260	16,653
Class R-5	18,575	20,422
Class R-6	23,849	11,252
Total	$1,319,459	$1,345,763

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50 million. CRMC is currently waiving a portion of its investment advisory services fees. For the year ended September 30, 2013, total investment advisory services fees waived by CRMC were $1,000. As a result, the fee shown on the accompanying financial statements of $57,572,000 was reduced to $57,571,000, both of which were equivalent to an annualized rate of 0.281% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

American High-Income Trust	23

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended September 30, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$32,985	$18,890	$1,442	Not applicable
Class B	1,740	246	Not applicable	Not applicable
Class C	14,240	1,921	713	Not applicable
Class F-1	3,688	1,964	740	Not applicable
Class F-2	Not applicable	1,103	498	Not applicable
Class 529-A	769	368	180	$353
Class 529-B	113	14	6	11
Class 529-C	1,332	150	67	132
Class 529-E	98	11	10	20
Class 529-F-1	—	23	11	22
Class R-1	256	32	13	Not applicable
Class R-2	1,762	901	118	Not applicable
Class R-3	1,624	546	163	Not applicable
Class R-4	586	251	118	Not applicable
Class R-5	Not applicable	152	137	Not applicable
Class R-6	Not applicable	7	175	Not applicable
Total class-specific expenses	$59,193	$26,579	$4,391	$538

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $175,000, shown on the accompanying financial statements, includes $140,000 in current fees (either paid in cash or deferred) and a net increase of $35,000 in the value of the deferred amounts.

24	American High-Income Trust

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$2,628,077	231,117	$865,506	76,269	$(3,177,929)	(280,061)	$315,654	27,325
Class B	14,865	1,310	9,316	821	(87,131)	(7,673)	(62,950)	(5,542)
Class C	299,510	26,331	74,224	6,541	(467,704)	(41,180)	(93,970)	(8,308)
Class F-1	501,778	44,190	92,834	8,181	(765,689)	(67,708)	(171,077)	(15,337)
Class F-2	695,858	61,502	57,121	5,032	(724,709)	(63,918)	28,270	2,616
Class 529-A	65,681	5,777	22,694	2,000	(73,179)	(6,451)	15,196	1,326
Class 529-B	1,145	101	632	56	(5,599)	(494)	(3,822)	(337)
Class 529-C	26,987	2,374	7,432	655	(30,484)	(2,686)	3,935	343
Class 529-E	4,041	355	1,202	106	(4,477)	(395)	766	66
Class 529-F-1	8,055	708	1,444	127	(5,578)	(491)	3,921	344
Class R-1	7,445	655	1,409	124	(9,393)	(831)	(539)	(52)
Class R-2	75,232	6,617	13,237	1,166	(89,731)	(7,900)	(1,262)	(117)
Class R-3	149,922	13,184	19,732	1,739	(211,854)	(18,746)	(42,200)	(3,823)
Class R-4	79,556	7,001	15,002	1,322	(97,263)	(8,571)	(2,705)	(248)
Class R-5	90,198	7,936	18,090	1,593	(177,028)	(15,537)	(68,740)	(6,008)
Class R-6	333,949	29,459	22,878	2,017	(109,299)	(9,643)	247,528	21,833
Total net increase (decrease)	$4,982,299	438,617	$1,222,753	107,749	$(6,037,047)	(532,285)	$168,005	14,081

Year ended September 30, 2012

Class A	$2,950,296	270,595	$873,157	79,970	$(2,148,697)	(197,821)	$1,674,756	152,744
Class B	26,355	2,420	14,390	1,320	(118,497)	(10,933)	(77,752)	(7,193)
Class C	364,739	33,439	80,091	7,338	(353,351)	(32,547)	91,479	8,230
Class F-1	697,962	64,204	108,051	9,897	(589,494)	(54,444)	216,519	19,657
Class F-2	504,614	46,634	50,181	4,592	(275,623)	(25,351)	279,172	25,875
Class 529-A	78,742	7,226	22,698	2,078	(43,253)	(3,972)	58,187	5,332
Class 529-B	2,460	226	987	91	(7,187)	(662)	(3,740)	(345)
Class 529-C	30,760	2,822	7,735	708	(19,864)	(1,824)	18,631	1,706
Class 529-E	4,687	431	1,231	113	(2,982)	(273)	2,936	271
Class 529-F-1	5,877	539	1,304	119	(3,024)	(278)	4,157	380
Class R-1	8,138	746	1,514	139	(6,534)	(599)	3,118	286
Class R-2	74,293	6,812	14,398	1,319	(73,343)	(6,747)	15,348	1,384
Class R-3	181,751	16,666	23,421	2,146	(141,935)	(13,062)	63,237	5,750
Class R-4	81,945	7,516	16,629	1,523	(91,436)	(8,413)	7,138	626
Class R-5	101,958	9,370	20,450	1,872	(74,803)	(6,875)	47,605	4,367
Class R-6	139,385	12,686	11,239	1,028	(38,982)	(3,528)	111,642	10,186
Total net increase (decrease)	$5,253,962	482,332	$1,247,476	114,253	$(3,989,005)	(367,329)	$2,512,433	229,256

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,521,244,000 and $11,664,631,000, respectively, during the year ended September 30, 2013.

American High-Income Trust	25

Financial highlights

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 9/30/2013	$11.18	$.72	$.06	$.78	$(.74)	$11.22	7.10%	$14,178	.66%	.66%	6.37%
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.35	13,822	.69	.69	7.17
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.67	11,223	.67	.67	7.57
Year ended 9/30/2010	10.29	.89	.78	1.67	(.83)	11.13	16.75	11,687	.68	.68	8.26
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	10.29	14.03	10,274	.80	.79	9.57
Class B:
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.29	143	1.43	1.43	5.63
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.49	204	1.44	1.44	6.47
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.86	452	1.46	1.46	7.50
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	10.29	13.18	550	1.56	1.55	8.93
Class C:
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	1,330	1.48	1.48	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.43	1,418	1.48	1.48	6.38
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Class F-1:
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.03	1,418	.73	.73	6.32
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	1,584	.71	.71	7.14
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.62	1,264	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.69	1,457	.74	.74	8.21
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	10.29	14.02	1,482	.81	.80	9.54
Class F-2:
Year ended 9/30/2013	11.18	.74	.06	.80	(.76)	11.22	7.32	935	.46	.46	6.58
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.62	903	.46	.46	7.37
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.88	568	.46	.46	7.77
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	16.98	511	.48	.48	8.44
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	10.29	14.32	341	.53	.53	8.99
Class 529-A:
Year ended 9/30/2013	11.18	.71	.06	.77	(.73)	11.22	7.00	357	.76	.76	6.27
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.26	341	.77	.77	7.08
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.59	261	.74	.74	7.50
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.66	230	.76	.76	8.18
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	10.29	13.99	172	.84	.83	9.50
Class 529-B:
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.16	10	1.56	1.56	5.50
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.34	13	1.57	1.57	6.32
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	10.36	(.22)	16	1.55	1.55	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.74	23	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	10.29	13.08	22	1.65	1.64	8.76
Class 529-C:
Year ended 9/30/2013	11.18	.62	.06	.68	(.64)	11.22	6.17	132	1.55	1.55	5.49
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.35	128	1.56	1.56	6.29
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.21)	101	1.54	1.54	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.75	91	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	10.29	13.08	68	1.64	1.63	8.71
Class 529-E:
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.75	20	.99	.99	6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.97	19	1.02	1.02	6.83
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	15	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.34	12	1.04	1.04	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	10.29	13.66	9	1.13	1.12	9.23

26	American High-Income Trust

		Income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 9/30/2013	$11.18	$.73	$.06	$.79	$(.75)	$11.22	7.22%	$23	.54%	.54%	6.48%
Year ended 9/30/2012	10.36	.80	.86	1.66	(.84)	11.18	16.50	20	.56	.56	7.28
Year ended 9/30/2011	11.13	.87	(.74)	.13	(.90)	10.36	.80	14	.53	.53	7.70
Year ended 9/30/2010	10.29	.90	.78	1.68	(.84)	11.13	16.91	11	.55	.55	8.40
Year ended 9/30/2009	10.01	.84	.33	1.17	(.89)	10.29	14.23	7	.63	.62	9.72
Class R-1:
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.25	24	1.47	1.47	5.56
Year ended 9/30/2012	10.36	.70	.86	1.56	(.74)	11.18	15.42	25	1.50	1.50	6.36
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.17)	20	1.50	1.50	6.74
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	11.13	15.78	23	1.53	1.53	7.41
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	10.29	13.08	18	1.64	1.63	8.65
Class R-2:
Year ended 9/30/2013	11.18	.63	.06	.69	(.65)	11.22	6.26	231	1.47	1.47	5.57
Year ended 9/30/2012	10.36	.69	.86	1.55	(.73)	11.18	15.38	232	1.54	1.54	6.32
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	10.36	(.15)	200	1.53	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	11.13	15.80	209	1.58	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	10.29	13.17	170	1.79	1.56	8.81
Class R-3:
Year ended 9/30/2013	11.18	.68	.06	.74	(.70)	11.22	6.74	310	1.01	1.01	6.04
Year ended 9/30/2012	10.36	.75	.86	1.61	(.79)	11.18	15.96	352	1.03	1.03	6.84
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	10.36	.31	266	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	11.13	16.33	316	1.05	1.05	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	10.29	13.66	272	1.13	1.12	9.20
Class R-4:
Year ended 9/30/2013	11.18	.72	.06	.78	(.74)	11.22	7.06	230	.70	.70	6.34
Year ended 9/30/2012	10.36	.78	.86	1.64	(.82)	11.18	16.32	232	.72	.72	7.16
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	10.36	.61	208	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	11.13	16.68	213	.75	.75	8.19
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	10.29	14.02	172	.81	.80	9.56
Class R-5:
Year ended 9/30/2013	11.18	.75	.06	.81	(.77)	11.22	7.38	224	.40	.40	6.66
Year ended 9/30/2012	10.36	.81	.86	1.67	(.85)	11.18	16.67	290	.41	.41	7.44
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	10.36	.91	224	.42	.42	7.82
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	11.13	17.03	232	.44	.44	8.50
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	10.29	14.37	202	.51	.50	9.88
Class R-6:
Year ended 9/30/2013	11.18	.76	.06	.82	(.78)	11.22	7.43	472	.35	.35	6.66
Year ended 9/30/2012	10.36	.82	.86	1.68	(.86)	11.18	16.72	226	.36	.36	7.44
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	10.36	.96	104	.37	.37	7.86
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	11.13	17.09	89	.39	.39	8.56
Period from 5/1/2009 to 9/30/2009[4]	8.47	.33	1.83	2.16	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	61%	38%	51%	47%	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

American High-Income Trust	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 12, 2013

28	American High-Income Trust

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2013, through September 30, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American High-Income Trust	29

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	4/1/2013	9/30/2013	during period*	expense ratio
Class A — actual return	$1,000.00	$1,010.47	$3.33	.66%
Class A — assumed 5% return	1,000.00	1,021.76	3.35	.66
Class B — actual return	1,000.00	1,006.59	7.19	1.43
Class B — assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class C — actual return	1,000.00	1,006.37	7.44	1.48
Class C — assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class F-1 — actual return	1,000.00	1,010.13	3.68	.73
Class F-1 — assumed 5% return	1,000.00	1,021.41	3.70	.73
Class F-2 — actual return	1,000.00	1,011.58	2.27	.45
Class F-2 — assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A — actual return	1,000.00	1,010.01	3.78	.75
Class 529-A — assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-B — actual return	1,000.00	1,005.98	7.79	1.55
Class 529-B — assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class 529-C — actual return	1,000.00	1,006.03	7.74	1.54
Class 529-C — assumed 5% return	1,000.00	1,017.35	7.79	1.54
Class 529-E — actual return	1,000.00	1,008.85	4.99	.99
Class 529-E — assumed 5% return	1,000.00	1,020.10	5.01	.99
Class 529-F-1 — actual return	1,000.00	1,011.08	2.72	.54
Class 529-F-1 — assumed 5% return	1,000.00	1,022.36	2.74	.54
Class R-1 — actual return	1,000.00	1,006.43	7.39	1.47
Class R-1 — assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class R-2 — actual return	1,000.00	1,006.37	7.44	1.48
Class R-2 — assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-3 — actual return	1,000.00	1,008.71	5.09	1.01
Class R-3 — assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class R-4 — actual return	1,000.00	1,010.29	3.53	.70
Class R-4 — assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-5 — actual return	1,000.00	1,011.82	2.02	.40
Class R-5 — assumed 5% return	1,000.00	1,023.06	2.03	.40
Class R-6 — actual return	1,000.00	1,012.10	1.71	.34
Class R-6 — assumed 5% return	1,000.00	1,023.36	1.72	.34

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2013:

Qualified dividend income	$33,574,000
Corporate dividends received deduction	$24,534,000
U.S. government income that may be exempt from state taxation	$1,195,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

30	American High-Income Trust

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 68	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 66	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	1994	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2010	Dean and Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body (2003–2007)	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2010	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 56	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2007	President and University Professor, The University of Tulsa	68	None

We are saddened by the loss of W. Scott Hedrick who passed away on November 4, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 57	2011	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American High-Income Trust	31

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David C. Barclay, 57 President	1995	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
David A. Daigle, 46 Senior Vice President	2008	Senior Vice President — Capital Fixed Income Investors, Capital Research Company;[6] Senior Vice President — Capital World Investors, Capital Bank and Trust Company[6]
Jennifer L. Hinman, 55 Senior Vice President	2001	Senior Vice President — Capital Fixed Income Investors, Capital Research Company;[6] Director, Capital International Research, Inc.;[6] Director, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 43 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Richard N. Lewis, 40 Vice President	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Marcus B. Linden, 47 Vice President	2008	Senior Vice President — Capital Fixed Income Investors, Capital Research Company[6]
Courtney R. Taylor, 38 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 45 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 49 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 41 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	American High-Income Trust

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2013, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$112,000
2013	$124,000

b) Audit-Related Fees:
2012	$ 6,000
2013	$ 7,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$ 7,000
2013	$ 8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$ 1,028,000
2013	$ 1,046,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$ 18,000
2013	$ 28,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$ 2,000
2013	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,582,000 for fiscal year 2012 and $1,545,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust® Investment portfolio September 30, 2013

Bonds, notes & other debt instruments 90.94%
Corporate bonds, notes & loans 83.55%	Principal amount	Value
Telecommunication services 14.79%	(000)	(000)

Sprint Nextel Corp. 6.00% 2016	$ 7,500	$ 7,969
Clearwire Communications and Clearwire Finance, Inc. 14.75% 2016[1]	13,650	18,735
Sprint Nextel Corp. 8.375% 2017	91,375	103,711
Sprint Nextel Corp. 9.125% 2017	20,250	23,389
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[1]	50,515	59,103
Sprint Nextel Corp. 9.00% 2018[1]	31,150	36,601
Sprint Capital Corp. 6.90% 2019	5,000	5,162
Sprint Nextel Corp. 7.00% 2020	119,185	121,867
Sprint Corp. 7.25% 2021[1]	42,150	42,677
Sprint Nextel Corp. 11.50% 2021	44,405	57,282
Sprint Nextel Corp. 6.00% 2022	8,000	7,400
Sprint Corp. 7.875% 2023[1]	83,375	85,251
Sprint Capital Corp. 8.75% 2032	1,800	1,838
Frontier Communications Corp. 8.125% 2018	17,151	19,123
Frontier Communications Corp. 8.50% 2020	72,760	80,764
Frontier Communications Corp. 9.25% 2021	55,510	63,836
Frontier Communications Corp. 8.75% 2022	26,632	29,229
Frontier Communications Corp. 7.125% 2023	96,125	96,846
Frontier Communications Corp. 7.625% 2024	97,523	98,011
Wind Acquisition SA 11.75% 2017[1]	140,330	149,276
Wind Acquisition SA 11.75% 2017	€51,090	73,696
Wind Acquisition SA 7.25% 2018[1]	$54,080	56,243
Wind Acquisition SA 7.25% 2018[1]	43,380	45,115
Wind Acquisition SA 7.375% 2018	€21,915	31,024
NII Capital Corp. 10.00% 2016	$ 19,775	19,083
NII Capital Corp. 7.875% 2019[1]	77,780	70,974
NII Capital Corp. 8.875% 2019	88,701	69,630
NII Capital Corp. 11.375% 2019[1]	79,395	82,571
NII Capital Corp. 7.625% 2021	154,456	110,436
Leap Wireless International, Inc., Term Loan C, 4.75% 2020[2,3,4]	156,957	157,209
Cricket Communications, Inc. 7.75% 2020	140,536	159,684
MetroPCS Wireless, Inc. 6.25% 2021[1]	137,025	138,224
MetroPCS Wireless, Inc. 6.625% 2023[1]	138,950	139,818
Intelsat Jackson Holding Co. 7.25% 2020	6,825	7,320
Intelsat Jackson Holding Co. 6.625% 2022[1]	171,410	170,981
LightSquared, Term Loan B, 12.00% 2014[2,3,5,6]	144,713	170,761
Digicel Group Ltd. 10.50% 2018[1]	10,450	11,338
Digicel Group Ltd. 8.25% 2020[1]	54,600	56,784
Digicel Group Ltd. 6.00% 2021[1]	87,092	82,084
Trilogy International Partners, LLC 10.25% 2016[1]	92,240	89,012
Telecom Italia SpA 7.75% 2073[4]	€18,500	25,009
Level 3 Communications, Inc. 8.125% 2019	$ 4,900	5,280
Level 3 Communications, Inc. 11.875% 2019	15,525	17,931
América Móvil, SAB de CV 5.00% 2020	4,350	4,700
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Telecommunication services (continued)	(000)	(000)

América Móvil, SAB de CV 6.45% 2022	MXN159,000	$ 11,498
América Móvil, SAB de CV 8.46% 2036	65,000	4,861
Verizon Communications Inc. 4.50% 2020	$ 12,755	13,587
Verizon Communications Inc. 5.15% 2023	4,130	4,437
SBA Communications Corp. 5.75% 2020	13,325	13,292
tw telecom holdings inc. 5.375% 2022[1]	7,125	6,822
Syniverse Holdings, Inc. 9.125% 2019	4,600	4,980
Crown Castle International Corp. 7.125% 2019	1,000	1,078
		2,963,532
Consumer discretionary 13.43%

MGM Resorts International 5.875% 2014	44,560	45,618
MGM Resorts International 6.625% 2015	10,575	11,447
MGM Resorts International 6.875% 2016	12,000	13,110
MGM Resorts International 7.50% 2016	36,400	40,859
MGM Resorts International 8.625% 2019	27,205	31,422
MGM Resorts International 6.75% 2020	9,000	9,473
MGM Resorts International 7.75% 2022	23,200	25,259
Boyd Gaming Corp. 9.125% 2018	82,070	89,661
Boyd Gaming Corp. 9.00% 2020	74,831	81,566
EchoStar DBS Corp. 7.75% 2015	5,000	5,475
EchoStar DBS Corp. 7.125% 2016	7,000	7,709
DISH DBS Corp. 4.625% 2017	95,950	98,589
DISH DBS Corp. 4.25% 2018	35,225	35,445
DISH DBS Corp. 7.875% 2019	3,550	4,065
DISH DBS Corp. 6.75% 2021	6,765	7,146
DISH DBS Corp. 5.00% 2023	6,000	5,595
Caesars Entertainment Operating Co. 11.25% 2017	34,295	34,895
Caesars Entertainment Operating Co. 8.00% 2020[1,7]	24,100	24,100
Caesars Entertainment Operating Co. 9.00% 2020	69,370	65,555
Caesars Entertainment Operating Co. 9.00% 2020	18,830	17,794
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	109,705	112,448
Hilton Worldwide, Term Loan B, 4.00% 2021[2,3,4]	45,900	45,905
Hilton Hotels Corp. 5.625% 2021[1]	65,850	66,138
Warner Music Group 11.50% 2018	46,250	53,534
Warner Music Group 13.75% 2019	17,725	21,048
Warner Music Group 6.00% 2021[1]	32,990	34,392
Needle Merger Sub Corp. 8.125% 2019[1]	83,905	86,003
CityCenter Holdings, LLC and CityCenter Finance Corp. 7.625% 2016	60,950	64,150
CityCenter Holdings, LLC and CityCenter Finance Corp. 10.75% 2017[6]	16,476	17,753
Virgin Media Finance PLC 8.375% 2019[1]	57,435	62,461
UPC Germany GmbH 9.625% 2019	€10,800	16,268
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	$70,900	75,243
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	26,450	29,029
Mediacom LLC and Mediacom Capital Corp. 7.25% 2022	19,300	20,265
Mediacom Broadband LLC and Mediacom Broadband Corp. 6.375% 2023	24,575	24,698
Revel Entertainment, Term Loan B, 14.50% 2018[2,3,4,6,8]	74,061	70,358
Quebecor Media Inc. 5.75% 2023	73,300	69,452
Toys “R” Us-Delaware, Inc. 7.375% 2016[1]	32,805	33,297
Toys “R” Us Property Co. II, LLC 8.50% 2017	8,800	9,262
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 2018[2,3,4]	14,025	13,474
Toys “R” Us, Inc. 7.375% 2018	5,525	4,793
Six Flags Entertainment Corp. 5.25% 2021[1]	63,000	60,165
Gannett Co., Inc. 5.125% 2019[1]	17,550	17,462
Gannett Co., Inc. 6.375% 2023[1]	42,020	41,810
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Consumer discretionary (continued)	(000)	(000)

PETCO Animal Supplies, Inc. 9.25% 2018[1]	$53,750	$57,916
Schaeffler Holding Finance BV 6.875% 2018[4,6]	€22,600	32,141
Schaeffler Holding Finance BV 6.875% 2018[1,4,6]	$21,900	23,050
Univision Communications Inc., Term Loan C3, 4.00% 2020[2,3,4]	32,629	32,544
Univision Communications Inc. 8.50% 2021[1]	10,795	11,874
Univision Communications Inc. 6.75% 2022[1]	3,000	3,180
Univision Communications Inc. 5.125% 2023[1]	6,350	6,112
Burger King Corp 0%/11.00% 2019[1,9]	54,225	47,989
Limited Brands, Inc. 5.25% 2014	55	57
Limited Brands, Inc. 7.00% 2020	10,652	11,824
Limited Brands, Inc. 6.625% 2021	23,226	25,229
Limited Brands, Inc. 5.625% 2022	8,655	8,915
Michaels Stores, Inc. 7.50% 2018[1,4,6]	16,700	16,992
Michaels Stores, Inc. 7.75% 2018	24,950	26,946
Mohegan Tribal Gaming Authority 11.00% 2018[1,4,6]	38,375	38,279
Laureate Education, Inc. 9.25% 2019[1]	34,800	37,758
Marina District Finance Co., Inc. 9.50% 2015	11,702	12,302
Marina District Finance Co., Inc. 9.875% 2018	21,000	22,890
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	31,700	32,889
DineEquity, Inc. 9.50% 2018	29,275	32,715
Local T.V. Finance LLC 9.25% 2015[1,4,6]	31,914	32,392
Neiman Marcus Group, Inc., Term Loan B, 4.00% 2018[2,3,4]	31,198	31,175
Sally Holdings LLC and Sally Capital Inc. 6.875% 2019	21,625	23,787
Sally Holdings LLC and Sally Capital Inc. 5.75% 2022	7,250	7,304
Playa Resorts Holding BV, Term Loan B, 4.75% 2019[2,3,4]	10,575	10,661
Playa Resorts Holding BV 8.00% 2020[1]	18,425	19,530
J.C. Penney Co., Inc. 5.75% 2018	33,913	26,791
Royal Caribbean Cruises Ltd. 6.875% 2013	4,000	4,045
Royal Caribbean Cruises Ltd. 11.875% 2015	19,225	22,637
Jaguar Land Rover PLC 7.75% 2018[1]	8,210	8,908
Jaguar Land Rover PLC 8.125% 2021[1]	15,725	17,573
Seneca Gaming Corp. 8.25% 2018[1]	22,450	24,218
Pinnacle Entertainment, Inc. 6.375% 2021[1]	23,600	24,190
NBCUniversal Enterprise, Inc. 5.25% (undated)[1]	23,885	23,682
Academy Sports 9.25% 2019[1]	21,050	23,576
McClatchy Co. 9.00% 2022	21,750	23,055
Cinemark USA, Inc. 5.125% 2022	12,475	11,758
Cinemark USA, Inc. 4.875% 2023	10,750	9,944
Cumulus Media Holdings Inc. 7.75% 2019	17,315	18,051
NCL Corp. Ltd. 5.00% 2018[1]	17,350	17,393
Ford Motor Credit Co. 8.70% 2014	1,000	1,076
Ford Motor Credit Co. 5.625% 2015	1,000	1,083
Ford Motor Credit Co. 7.00% 2015	3,000	3,263
Ford Motor Credit Co. 8.00% 2016	7,000	8,295
Ford Motor Credit Co. 6.625% 2017	2,600	2,999
Carmike Cinemas, Inc. 7.375% 2019	14,000	15,155
Dynacast International LLC 9.25% 2019	12,200	13,420
Weather Company, Term Loan, 7.00% 2020[2,3,4]	10,000	10,287
LBI Media, Inc. 8.50% 2017[1]	16,443	4,933
LBI Media, Inc. 13.50% 2020[1,4,6]	10,809	4,925
Grupo Televisa, SAB 6.625% 2040	2,500	2,722
Grupo Televisa, SAB 7.25% 2043	MXN97,580	6,328
General Motors Financial Co. 3.25% 2018[1]	$5,960	5,811
General Motors Financial Co. 6.75% 2018	1,040	1,157
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Consumer discretionary (continued)	(000)	(000)

General Motors Financial Co. 4.25% 2023[1]	$ 1,500	$ 1,374
Seminole Tribe of Florida 7.804% 2020[1]	7,640	8,251
McGraw-Hill Companies, Inc. 9.75% 2021[1]	6,250	6,656
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 12.00% 2018[4,6]	7,673	6,473
Burlington Coat Factory Warehouse Corp. 10.00% 2019	5,250	5,867
Regal Entertainment Group 5.75% 2023	5,000	4,738
Tenneco Inc. 6.875% 2020	4,300	4,687
MDC Partners Inc. 6.75% 2020[1]	4,000	4,070
Automotores Gildemeister SA 6.75% 2023[1]	1,875	1,472
		2,691,505
Industrials 10.23%

Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	141,692	151,256
Associated Materials, LLC 9.125% 2017[1]	6,000	6,405
Ply Gem Industries, Inc. 9.375% 2017	7,140	7,568
Ply Gem Industries, Inc. 8.25% 2018	122,785	131,994
Nortek Inc. 10.00% 2018	47,735	52,628
Nortek Inc. 8.50% 2021	70,350	76,857
DAE Aviation Holdings, Inc. 11.25% 2015[1]	77,087	77,376
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B, 6.25% 2018[2,3,4]	34,741	34,915
DAE Aviation Holdings, Inc., Term Loan B2, 6.25% 2018[2,3,4]	15,749	15,828
US Investigations Services, Inc., Term Loan B, 5.00% 2015[2,3,4]	11,907	11,870
US Investigations Services, Inc., Term Loan D, 7.75% 2015[2,3,4]	48,540	48,257
US Investigations Services, Inc. 10.50% 2015[1]	48,330	42,893
US Investigations Services, Inc. 11.75% 2016[1]	20,350	15,466
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	37,540	39,135
Navios Maritime Holdings Inc. 8.875% 2017	5,770	6,059
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	39,860	39,760
Navios Logistics Finance (US) Inc., 9.25% 2019	3,225	3,483
TransDigm Inc. 7.75% 2018	48,525	51,922
TransDigm Inc. 5.50% 2020	35,350	34,820
Euramax International, Inc. 9.50% 2016	85,615	82,404
BE Aerospace, Inc. 5.25% 2022	74,130	73,945
R.R. Donnelley & Sons Co. 7.25% 2018	15,820	17,560
R.R. Donnelley & Sons Co. 7.875% 2021	23,175	24,971
R.R. Donnelley & Sons Co. 7.00% 2022	27,125	27,396
Brunswick Rail Finance Ltd. 6.50% 2017	36,130	36,166
Brunswick Rail Finance Ltd. 6.50% 2017[1]	31,635	31,667
General Electric Capital Corp., Series C, junior subordinated 5.25% (undated)[4]	22,000	20,449
General Electric Capital Corp., Series B, junior subordinated 6.25% (undated)[4]	40,100	40,665
HD Supply, Inc. 7.50% 2020[1]	5,000	5,194
HD Supply, Inc. 11.50% 2020	44,140	52,747
United Rentals, Inc. 7.375% 2020	11,625	12,584
United Rentals, Inc. 7.625% 2022	31,725	34,660
United Rentals, Inc. 6.125% 2023	9,250	9,343
TRAC Intermodal 11.00% 2019	47,275	53,184
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	50,303	51,938
Gardner Denver, Inc. Term Loan B, 4.25% 2020[2,3,4]	31,575	31,329
Gardner Denver, Inc. 6.875% 2021[1]	19,700	19,552
JELD-WEN Escrow Corp. 12.25% 2017[1]	44,530	50,876
Beechcraft Holdings, LLC., Term Loan, 5.75% 2020[2,3,4]	47,400	47,756
Esterline Technologies Corp. 7.00% 2020	42,860	46,075
CEVA Group PLC 11.625% 2016[1]	25,205	26,213
CEVA Group PLC 8.375% 2017[1]	15,524	15,718
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Industrials (continued)	(000)	(000)

Far East Capital Limited SA 8.00% 2018[1]	$15,555	$ 13,679
Far East Capital Limited SA 8.75% 2020[1]	30,725	26,812
ARAMARK Corp., Term Loan D, 4.00% 2019[2,3,4]	26,000	26,118
ARAMARK Corp. 5.75% 2020[1]	5,000	5,075
Watco Companies 6.375% 2023[1]	30,285	30,134
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 2006[2,5,7]	1,135	—
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[2]	2,370	2,548
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[2]	2,795	2,917
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[2]	731	749
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	2,539	2,702
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[2]	646	681
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	2,787	3,037
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,2]	3,110	3,234
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[2]	4,544	4,839
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	2,412	2,698
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	273	310
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[2]	3,663	3,819
Northwest Airlines, Inc., Term Loan B, 3.75% 2013[2,3,4]	3,630	3,521
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 2017[1,2]	7,650	8,071
Northwest Airlines, Inc., Term Loan A, 2.00% 2018[2,3,4]	7,791	7,246
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[2]	7,911	8,604
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	2,557	2,650
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	9,700	10,597
Nielsen Finance LLC and Nielsen Finance Co. 4.50% 2020	5,570	5,389
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[1]	8,525	8,557
BakerCorp International, Inc. 8.25% 2019	23,400	23,400
Avianca Holdings SA, 8.375% 2020[1]	22,075	22,848
Hertz Corp. 4.25% 2018[1]	10,000	9,875
HDTFS Inc. 5.875% 2020	7,800	8,073
HDTFS Inc. 6.25% 2022	4,600	4,773
Iron Mountain Inc. 5.75% 2024	21,625	19,571
Safway Group Holding 7.00% 2018[1]	17,000	17,340
Florida East Coast Railway Corp. 8.125% 2017	14,645	15,432
GenCorp Inc. 7.125% 2021[1]	13,220	13,914
Milacron LLC 7.75% 2021[1]	10,275	10,660
Red de Carreteras de Occidente 9.00% 2028	MXN151,560	10,328
ADS Waste Escrow 8.25% 2020[1]	$9,425	9,991
RZD Capital Ltd. 8.30% 2019	RUB289,500	9,006
Builders Firstsource 7.625% 2021[1]	$ 8,743	8,765
ENA Norte Trust 4.95% 2028[1,2]	8,049	8,136
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[1,2]	5,667	5,702
GOL Linhas Aéreas Inteligentes SA 10.75% 2023[1]	5,450	4,496
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.481% 2014[2,3,4]	3,547	1,935
Odebrecht Finance Ltd 5.125% 2022[1]	630	611
		2,049,727
Health care 10.18%

Kinetic Concepts, Inc., Term Loan D1, 4.50% 2018[2,3,4]	19,750	19,904
Kinetic Concepts, Inc. 10.50% 2018	149,425	165,675
Kinetic Concepts, Inc. 12.50% 2019	89,702	94,636
inVentiv Health Inc. 9.00% 2018[1]	135,165	136,517
inVentiv Health Inc. 11.00% 2018[1]	103,250	83,891
inVentiv Health Inc. 11.00% 2018[1]	51,390	41,754
Tenet Healthcare Corp. 9.25% 2015	12,180	13,337
Tenet Healthcare Corp. 6.00% 2020[1]	105,450	108,020
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Health care (continued)	(000)	(000)

Tenet Healthcare Corp. 4.375% 2021[1]	$ 3,435	$ 3,173
Tenet Healthcare Corp. 4.50% 2021	19,820	18,656
Tenet Healthcare Corp. 8.125% 2022[1]	48,310	50,544
VPI Escrow Corp. 6.75% 2018[1]	49,100	52,783
VPI Escrow Corp. 6.375% 2020[1]	67,315	70,344
VPI Escrow Corp. 7.50% 2021[1]	48,885	52,918
DJO Finance LLC 9.75% 2017	29,228	29,666
DJO Finance LLC 7.75% 2018	20,181	20,080
DJO Finance LLC 8.75% 2018	7,850	8,576
DJO Finance LLC 9.875% 2018	57,115	60,827
Select Medical Holdings Corp. 6.375% 2021[1]	121,815	116,029
Patheon Inc., Term Loan B1, 7.25% 2018[2,3,4]	90,283	91,186
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[2,3,4,7,8]	25,900	25,900
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[2,3,4,7,8]	20,825	20,825
Rotech Healthcare Inc., Term Loan, 13.00% 2020[2,3,4,7,8]	43,909	43,909
VWR Funding, Inc. 7.25% 2017	80,365	85,187
INC Research LLC, Term Loan B, 6.00% 2018[2,3,4]	16,648	16,710
INC Research LLC 11.50% 2019[1]	53,927	58,241
HCA Inc. 6.375% 2015	2,000	2,115
HCA Inc., Term Loan B5, 2.998% 2017[2,3,4]	7,015	7,013
HCA Inc. 6.50% 2020	36,840	40,017
HCA Inc. 7.875% 2020	5,050	5,457
HCA Inc. 5.875% 2023	16,840	16,587
PRA Holdings, Inc. 9.50% 2023[1]	61,695	63,777
Quintiles, Term Loan B-2, 4.00% 2018[2,3,4]	60,601	60,922
ConvaTec Finance International SA 8.25% 2019[1,4,6]	57,090	57,233
Centene Corp. 5.75% 2017	43,035	45,617
Symbion Inc. 8.00% 2016	42,375	44,918
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[2,3,4]	19,165	19,237
PTS Acquisition Corp. 9.75% 2017	€16,085	22,522
IMS Health Inc. 7.375% 2018[1,4,6]	$ 32,180	33,025
Multiplan Inc. 9.875% 2018[1]	28,950	32,135
Bausch & Lomb Inc. 9.875% 2015	27,064	27,267
Surgical Care Affiliates, Inc. 10.00% 2017[1]	22,505	23,405
HealthSouth Corp. 5.75% 2024	21,315	20,569
Apria Healthcare Group Inc., Term Loan B, 6.75% 2020[2,3,4]	12,985	13,131
Accellent Inc. 8.375% 2017	7,500	7,847
Endo Pharmaceuticals Holdings Inc. 7.00% 2019	1,960	2,029
Endo Pharmaceuticals Holdings Inc. 7.00% 2020	3,500	3,605
Grifols Inc. 8.25% 2018	2,500	2,697
		2,040,413
Materials 9.20%

FMG Resources 7.00% 2015[1]	14,000	14,472
FMG Resources 6.375% 2016[1]	3,000	3,075
FMG Resources 6.00% 2017[1]	104,317	107,447
FMG Resources 6.875% 2018[1]	47,560	49,879
FMG Resources 8.25% 2019[1]	46,925	50,796
FMG Resources 6.875% 2022[1]	17,975	18,065
Inmet Mining Corp. 8.75% 2020[1]	156,170	167,883
Inmet Mining Corp. 7.50% 2021[1]	70,845	72,970
Reynolds Group Inc. 8.50% 2018	3,725	3,911
Reynolds Group Inc. 7.125% 2019	5,700	6,085
Reynolds Group Inc. 7.875% 2019	5,805	6,415
Reynolds Group Inc. 9.875% 2019	53,765	58,604
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Materials (continued)	(000)	(000)

Reynolds Group Inc. 5.75% 2020	$153,085	$ 154,424
ArcelorMittal 5.00% 2017[4]	14,250	14,891
ArcelorMittal 10.35% 2019[4]	2,000	2,470
ArcelorMittal 6.00% 2021[4]	42,432	43,811
ArcelorMittal 6.75% 2022[4]	40,995	43,352
ArcelorMittal 7.25% 2041[4]	74,295	68,723
JMC Steel Group Inc. 8.25% 2018[1]	135,290	131,231
Ryerson Inc. 9.00% 2017	52,705	54,813
Ryerson Inc. 11.25% 2018	54,525	56,570
CEMEX Finance LLC 9.50% 2016[1]	3,418	3,644
CEMEX Finance LLC 9.50% 2016	2,251	2,400
CEMEX SAB de CV 9.50% 2018	3,500	3,910
CEMEX SAB de CV 5.875% 2019[1]	2,600	2,502
CEMEX España, SA 9.25% 2020[1]	7,635	8,246
CEMEX Finance LLC 7.25% 2021[1]	28,500	28,500
CEMEX Finance LLC 9.375% 2022[1]	47,820	52,602
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 4.75% 2020[2,3,4]	22,129	22,230
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 5.75% 2021	€2,630	3,577
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[1]	$33,035	34,687
Walter Energy, Inc. 9.50% 2019[1]	12,925	13,426
Walter Energy, Inc. 9.875% 2020[1]	35,525	31,173
Walter Energy, Inc. 8.50% 2021[1]	12,800	10,752
Newpage Corp., Term Loan B, 7.75% 2018[2,3,4]	47,322	48,131
Ball Corp. 6.75% 2020	2,555	2,775
Ball Corp. 5.75% 2021	16,830	17,840
Ball Corp. 5.00% 2022	10,790	10,520
Ball Corp. 4.00% 2023	15,770	14,232
Smurfit Kappa Acquisition 7.75% 2019	€11,610	17,113
Smurfit Capital Funding PLC 7.50% 2025	$ 25,515	27,811
LSB Industries, Inc. 7.75% 2019[1]	41,265	43,019
Taminco Global Chemical Corp. 9.75% 2020[1]	37,645	42,727
Cliffs Natural Resources Inc. 3.95% 2018	35,625	35,819
PQ Corp. 8.75% 2018[1]	27,365	29,281
OMNOVA Solutions Inc. 7.875% 2018	25,795	27,278
Packaging Dynamics Corp. 8.75% 2016[1]	25,345	26,359
Georgia Gulf Corp. 4.625% 2021[1]	6,000	5,782
Georgia Gulf Corp. 4.875% 2023[1]	20,160	19,177
Glencore Xstrata LLC 4.125% 2023[1]	24,730	22,931
Sibur Securities Ltd. 3.914% 2018[1]	23,465	22,495
Crown Holdings, Inc. 4.50% 2023[1]	22,115	20,346
Consolidated Minerals Ltd. 8.875% 2016[1]	17,810	18,122
Caraustar, Term Loan, 7.50% 2019[2,3,4]	10,108	10,297
Graphic Packaging International, Inc. 4.75% 2021	9,845	9,599
Mirabela Nickel Ltd. 8.75% 2018[1]	22,650	9,400
Sealed Air Corp. 5.25% 2023[1]	8,445	8,044
Ardagh Packaging Finance 7.375% 2017[1]	1,000	1,074
Ardagh Packaging Finance 9.125% 2020[1]	1,000	1,065
Ardagh Packaging Finance 4.875% 2022[1]	1,230	1,178
Braskem Finance Ltd. 5.75% 2021[1]	2,100	2,069
MacDermid Inc., Term Loan B, 7.75% 2020[2,3,4]	1,250	1,269
		1,843,289
Financials 8.19%

Realogy Corp. 3.375% 2016[1]	32,050	32,210
Realogy Corp., Letter of Credit, 4.50% 2016[2,3,4]	8,197	8,218
Realogy Corp. 7.875% 2019[1]	143,060	157,008
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Financials (continued)	(000)	(000)

Realogy Corp., Term Loan B, 4.50% 2020[2,3,4]	$65,706	$ 66,254
Realogy Corp. 7.625% 2020[1]	3,000	3,360
Realogy Corp. 9.00% 2020[1]	29,285	33,971
CIT Group Inc., Series C, 4.75% 2015[1]	54,000	56,025
CIT Group Inc. 4.25% 2017	31,500	32,209
CIT Group Inc. 5.00% 2017	94,495	99,810
CIT Group Inc., Series C, 5.50% 2019[1]	12,350	13,029
iStar Financial Inc., 3.875% 2016	4,275	4,307
iStar Financial Inc., Term Loan B, 4.50% 2017[2,3,4]	48,071	48,251
iStar Financial Inc., Series B, 9.00% 2017	55,740	63,544
iStar Financial Inc., 4.875% 2018	26,000	25,350
Crescent Resources 10.25% 2017[1]	97,695	105,511
Liberty Mutual Group Inc. 6.50% 2035[1]	18,000	19,481
Liberty Mutual Group Inc., Series B, 7.00% 2067[1,4]	11,185	11,409
Liberty Mutual Group Inc., Series A, 7.80% 2087[1,4]	39,908	43,300
HBOS PLC 6.75% 2018[1]	21,550	24,059
LBG Capital No.1 PLC, Series 2, 7.875% 2020[1]	34,490	36,870
HBOS PLC 6.00% 2033[1]	12,771	12,063
JPMorgan Chase & Co., Series Q, junior subordinated 5.15% (undated)[4]	64,260	56,549
Citigroup Inc., Series D, junior subordinated 5.35% (undated)[4]	59,625	52,093
MetLife Capital Trust IV, junior subordinated 7.875% 2067[1,4]	14,950	16,893
MetLife Capital Trust X, junior subordinated 9.25% 2068[1,4]	17,645	22,497
MetLife Inc., junior subordinated 10.75% 2069[4]	7,000	10,360
Springleaf Finance Corp., Term Loan B, 5.50% 2017[2,3,4]	7,229	7,249
Springleaf Finance Corp., Series J, 6.90% 2017	40,000	42,000
Developers Diversified Realty Corp. 9.625% 2016	20,326	24,126
Developers Diversified Realty Corp. 7.50% 2017	9,940	11,622
Developers Diversified Realty Corp. 7.875% 2020	6,040	7,405
FelCor Lodging Trust Inc. 5.625% 2023	45,442	42,545
International Lease Finance Corp. 4.875% 2015	38,065	39,514
RBS Capital Trust II 6.425% noncumulative trust (undated)[4]	8,280	7,576
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)[1,4,5]	30,376	31,591
Hospitality Properties Trust 6.30% 2016	5,940	6,467
Hospitality Properties Trust 5.625% 2017	8,870	9,652
Hospitality Properties Trust 6.70% 2018	9,595	10,775
Hospitality Properties Trust 5.00% 2022	10,000	10,009
Bank of America Corp., Series U, junior subordinated 5.20% noncumulative (undated)[4]	36,730	32,322
Catlin Insurance Ltd., junior subordinated 7.249% (undated)[1,4]	30,275	31,108
American Tower Corp. 7.00% 2017	21,825	25,154
American Tower Corp. 7.25% 2019	3,700	4,318
Lazard Group LLC 7.125% 2015	22,000	23,823
Synovus Financial Corp. 5.125% 2017	14,420	14,672
Synovus Financial Corp. 7.875% 2019	7,585	8,552
Host Hotels & Resorts LP 5.875% 2019	5,125	5,536
Host Hotels & Resorts LP 6.00% 2021	10,020	10,955
AXA SA, junior subordinated 6.463% (undated)[1,4]	16,244	16,285
Prologis, Inc. 6.25% 2017	2,750	3,127
Prologis, Inc. 6.625% 2018	8,570	10,033
Prologis, Inc. 6.875% 2020	2,373	2,802
Unum Group 7.125% 2016	12,425	14,222
Unum Group 5.625% 2020	1,155	1,276
Genworth Financial, Inc., junior subordinated 6.15% 2066[4]	17,500	15,378
BBVA Bancomer SA 4.50% 2016[1]	2,100	2,205
BBVA Bancomer SA, junior subordinated 7.25% 2020[1]	1,700	1,816
BBVA Bancomer SA 6.50% 2021[1]	9,805	10,246
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Financials (continued)	(000)	(000)

Ryman Hospitality Properties, Inc. 5.00% 2021[1]	$13,600	$ 12,818
Bank of Ireland 10.0% 2022	€7,000	10,938
General Motors Acceptance Corp. 7.50% 2020	$ 8,000	9,020
QBE Capital Funding III LP 7.25% 2041[1,4]	7,650	8,075
Zions Bancorporation 6.00% 2015	7,310	7,833
NASDAQ OMX Group, Inc. 5.25% 2018	6,345	6,880
TitleMax Finance Corp. 8.50% 2018[1]	6,550	6,878
PNC Financial Services Group, Inc., Series R, junior subordinated 4.85% (undated)[4]	7,265	6,266
BNP Paribas, junior subordinated 7.195% (undated)[1,4]	5,500	5,548
VEB Finance Ltd. 6.902% 2020[1]	4,950	5,445
HSBK (Europe) BV 7.25% 2021[1]	5,125	5,315
Bank of India 3.625% 2018[1]	5,400	5,169
Banco de Crédito del Perú 5.375% 2020[1]	5,000	5,075
Banco Mercantil del Norte, SA, junior subordinated 6.862% 2021[1,4]	2,000	2,125
Banco Mercantil del Norte SA, junior subordinated 6.862% 2021[4]	745	792
Banco del Estado de Chile 4.125% 2020[1]	2,500	2,560
Development Bank of Kazakhstan 5.50% 2015[1]	458	483
		1,640,212
Energy 6.89%

Peabody Energy Corp. 6.00% 2018	79,765	79,964
Peabody Energy Corp. 6.25% 2021	48,200	46,995
Alpha Natural Resources, Inc. 9.75% 2018	49,705	50,699
Alpha Natural Resources, Inc. 6.00% 2019	27,750	23,310
Alpha Natural Resources, Inc. 6.25% 2021	53,910	44,476
NGPL PipeCo LLC, Term Loan B, 6.75% 2017[2,3,4]	5,525	4,955
NGPL PipeCo LLC 7.119% 2017[1]	20,200	17,927
NGPL PipeCo LLC 9.625% 2019[1]	100,765	94,215
PDC Energy Inc. 7.75% 2022	89,575	95,397
Arch Coal, Inc. 7.00% 2019	48,301	37,916
Arch Coal, Inc. 7.25% 2021	71,966	54,874
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,2]	14,934	15,270
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,2]	74,095	76,133
Sabine Pass Liquefaction, LLC 5.625% 2021[1]	90,225	88,759
CONSOL Energy Inc. 8.00% 2017	24,920	26,602
CONSOL Energy Inc. 8.25% 2020	56,600	60,986
QGOG Constellation S.A. 6.25% 2019[1]	85,595	81,529
Samson Investment Co., Term Loan B, 6.00% 2018[2,3,4]	2,800	2,810
Samson Investment Co. 10.25% 2020[1]	57,705	61,456
Energy Transfer Partners, L.P. 7.50% 2020	52,325	56,249
Laredo Petroleum, Inc. 9.50% 2019	41,350	46,105
Laredo Petroleum, Inc. 7.375% 2022	7,675	8,174
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	21,000	22,155
Regency Energy Partners LP and Regency Energy Finance Corp. 5.50% 2023	22,000	21,230
Denbury Resources Inc. 8.25% 2020	6,088	6,712
Denbury Resources Inc. 4.625% 2023	36,100	33,212
Teekay Corp. 8.50% 2020	31,430	33,787
Petrobras International Finance Co. 5.75% 2020	6,045	6,313
Petrobras International Finance Co. 5.375% 2021	14,105	14,245
Petrobras Global Finance Co. 4.375% 2023	7,000	6,476
Access Midstream Partners, L.P. 5.875% 2021	9,300	9,602
Access Midstream Partners, L.P. 4.875% 2023	11,500	10,867
Rosetta Resources Inc. 5.625% 2021	17,625	16,832
Oasis Petroleum Inc. 6.875% 2022[1]	15,175	16,048
Pemex Project Funding Master Trust 5.75% 2018	5,850	6,508
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Energy (continued)	(000)	(000)

Pemex Project Funding Master Trust, Series 13, 6.625% 2035	$ 6,500	$ 6,897
Petróleos Mexicanos 6.50% 2041	2,245	2,338
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,2]	15,244	15,679
TransCanada PipeLines Ltd., junior subordinated 6.35% 2067[4]	10,295	10,634
Reliance Holdings Ltd. 5.40% 2022[1]	5,975	6,000
Reliance Holdings Ltd. 6.25% 2040[1]	5,000	4,594
Transocean Inc. 5.05% 2016	5,000	5,485
Transocean Inc. 7.35% 2041	1,655	1,925
Bonanza Creek Energy, Inc. 6.75% 2021	6,650	6,750
Gazprom OJSC 5.092% 2015[1]	2,340	2,485
Gazprom OJSC 5.999% 2021[1]	1,000	1,051
Gazprom OJSC, Series 9, 6.51% 2022	1,075	1,156
Gazprom OJSC 4.95% 2028[1]	2,200	1,958
Continental Resources Inc. 7.375% 2020	700	781
Continental Resources Inc. 7.125% 2021	5,000	5,612
Ecopetrol SA 5.875% 2023	5,850	6,099
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2]	2,565	2,731
Ras Laffan Liquefied Natural Gas II 5.298% 2020[1,2]	2,414	2,571
Cosan Luxembourg, SA 5.00% 2023[1]	5,000	4,512
MarkWest Energy Partners, LP 4.50% 2023	4,500	4,264
Forest Oil Corp. 7.25% 2019	4,000	4,020
Concho Resources Inc. 5.50% 2023	3,000	2,978
Transportadora de Gas Internacional 5.70% 2022[1]	600	605
		1,379,913
Information technology 6.35%

First Data Corp. 11.25% 2016	68,561	68,904
First Data Corp. 7.375% 2019[1]	5,000	5,287
First Data Corp. 6.75% 2020[1]	37,525	39,026
First Data Corp. 8.25% 2021[1]	53,596	55,606
First Data Corp. 11.75% 2021[1]	125,290	121,531
First Data Corp. 12.625% 2021	204,626	226,112
First Data Corp. 8.75% 2022[1,4,6]	77,575	81,260
SRA International, Inc., Term Loan B, 6.50% 2018[2,3,4]	111,487	110,790
SRA International, Inc. 11.00% 2019	75,612	79,393
Freescale Semiconductor, Inc. 10.125% 2016	12,000	12,330
Freescale Semiconductor, Inc. 9.25% 2018[1]	27,725	30,151
Freescale Semiconductor, Inc. 10.125% 2018[1]	10,050	11,010
Freescale Semiconductor, Inc. 10.75% 2020	17,830	19,925
Freescale Semiconductor, Inc. 5.00% 2021[1]	54,035	51,603
SunGard Data Systems Inc. 7.375% 2018	41,675	44,280
SunGard Data Systems Inc. 7.625% 2020	66,814	71,825
Dell, Inc. Term Loan B, 4.50% 2021[2,3,4]	67,500	66,494
Lawson Software, Inc. 9.375% 2019	30,800	34,573
Jabil Circuit, Inc. 8.25% 2018	16,340	19,281
Jabil Circuit, Inc. 5.625% 2020	6,000	6,210
Hughes Satellite Systems Corp. 6.50% 2019	6,650	7,066
Hughes Satellite Systems Corp. 7.625% 2021	16,850	18,240
Global A&T Electronics Ltd. 10.00% 2019[1]	24,090	20,657
Serena Software, Inc. 10.375% 2016	19,694	19,891
BMC Software, Inc., Term Loan B, 5.00% 2020[2,3,4]	15,500	15,537
Alcatel-Lucent USA Inc. 8.875% 2020[1]	13,970	14,808
Ceridian Corp. 11.25% 2015	11,000	11,165
Compucom Systems Inc., 7.00% 2021[1]	4,825	4,753
NXP BV and NXP Funding LLC 9.75% 2018[1]	4,192	4,720
		1,272,428
Bonds, notes & other debt instruments
Corporate bonds, notes & loans (continued)	Principal amount	Value
Utilities 2.18%	(000)	(000)

TXU, Term Loan, 3.682% 2014[2,3,4]	$18,302	$ 12,371
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	28,113	773
TXU, Term Loan, 4.682% 2017[2,3,4]	94,878	64,042
Texas Competitive Electric Holdings Co. LLC 11.50% 2020[1]	28,650	19,948
AES Corp. 7.75% 2015	5,575	6,216
AES Corp. 8.00% 2017	34,000	39,270
AES Corp. 8.00% 2020	16,300	18,663
AES Corp. 7.375% 2021	5,775	6,381
AES Corp. 4.875% 2023	5,250	4,935
Midwest Generation, LLC, Series B, 8.56% 2016[2,5]	21,150	21,044
Edison Mission Energy 7.00% 2017[5]	3,095	2,066
Edison Mission Energy 7.20% 2019[5]	19,200	12,816
Edison Mission Energy 7.50% 2023[5]	8,000	5,280
Edison Mission Energy 7.625% 2027[5]	14,205	9,482
Eskom Holdings SOC Ltd. 6.75% 2023[1]	36,250	37,407
NRG Energy, Inc. 8.25% 2020	6,000	6,615
NRG Energy, Inc. 6.625% 2023	28,275	27,851
CMS Energy Corp. 8.75% 2019	21,125	27,176
CMS Energy Corp. 5.05% 2022	5,750	6,172
NV Energy, Inc 6.25% 2020	26,150	30,575
Entergy Corp. 4.70% 2017	21,100	22,616
Enel Società per Azioni 8.75% 2073[1,4]	15,000	15,347
Electricité de France SA 5.25% (undated)[1,4]	15,000	14,214
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017	2,000	2,098
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[1]	2,000	2,275
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[1]	4,125	4,605
Emgesa SA ESP 8.75% 2021	COP10,600,000	5,946
FirstEnergy Corp., Series A, 2.75% 2018	$ 5,500	5,356
Enersis SA 7.375% 2014	5,000	5,086
		436,626
Consumer staples 2.11%

Marfrig Holdings (Europe) BV 9.875% 2017[1]	56,075	55,234
Marfrig Holdings (Europe) BV 8.375% 2018	1,750	1,601
Marfrig Overseas Ltd. 9.50% 2020[1]	29,590	27,815
Marfrig Overseas Ltd. 9.50% 2020	6,915	6,500
Stater Bros. Holdings Inc. 7.75% 2015	26,230	26,361
Stater Bros. Holdings Inc. 7.375% 2018	20,275	21,542
Rite Aid Corp. 10.25% 2019	21,345	24,120
Rite Aid Corp. 8.00% 2020	18,575	20,851
Del Monte Corp. 7.625% 2019	41,625	43,394
Smithfield Foods, Inc. 7.75% 2017	11,500	13,139
Smithfield Foods, Inc. 5.25% 2018[1]	6,575	6,756
Smithfield Foods, Inc. 5.875% 2021[1]	5,925	6,021
Smithfield Foods, Inc. 6.625% 2022	15,130	15,641
C&S Group Enterprises LLC 8.375% 2017[1]	38,551	41,346
Constellation Brands, Inc. 8.375% 2014	1,650	1,786
Constellation Brands, Inc. 7.25% 2017	6,500	7,475
Constellation Brands, Inc. 3.75% 2021	9,650	8,938
Constellation Brands, Inc. 6.00% 2022	6,975	7,463
Constellation Brands, Inc. 4.25% 2023	10,350	9,522
BFF International Ltd. 7.25% 2020[1]	18,950	21,035
Brasil Foods SA 5.875% 2022[1]	8,250	8,229
Cott Beverages Inc. 8.375% 2017	8,700	9,124
Cott Beverages Inc. 8.125% 2018	13,325	14,491
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds, notes & loans — Consumer staples (continued)	(000)	(000)

Pilgrim’s Pride Corp. 7.875% 2018	$10,000	$ 10,925
Post Holdings, Inc. 7.375% 2022	7,500	7,922
TreeHouse Foods, Inc. 7.75% 2018	5,600	5,936
		423,167
Total corporate bonds, notes & loans		16,740,812
Bonds & notes of governments & government agencies outside the U.S. 6.59%

Slovenia (Republic of) 4.75% 2018[1]	15,760	15,248
Slovenia (Republic of) 5.50% 2022	96,140	89,771
Slovenia (Republic of) 5.50% 2022[1]	16,100	15,033
Slovenia (Republic of) 5.85% 2023[1]	32,600	31,133
Greek Government 2.00%/3.00% 2023[9]	€ 8,685	7,343
Greek Government 2.00%/3.00% 2024[9]	8,685	6,897
Greek Government 2.00%/3.00% 2025[9]	8,685	6,622
Greek Government 2.00%/3.00% 2026[9]	8,685	6,421
Greek Government 2.00%/3.00% 2027[9]	8,685	6,293
Greek Government 2.00%/3.00% 2028[9]	8,685	6,143
Greek Government 2.00%/3.00% 2029[9]	8,685	5,984
Greek Government 2.00%/3.00% 2030[9]	8,685	5,879
Greek Government 2.00%/3.00% 2031[9]	8,685	5,793
Greek Government 2.00%/3.00% 2032[9]	8,685	5,775
Greek Government 2.00%/3.00% 2033[9]	8,685	5,685
Greek Government 2.00%/3.00% 2034[9]	8,685	5,651
Greek Government 2.00%/3.00% 2035[9]	8,685	5,626
Greek Government 2.00%/3.00% 2036[9]	12,185	7,845
Greek Government 2.00%/3.00% 2037[9]	15,935	10,223
Greek Government 2.00%/3.00% 2038[9]	13,135	8,446
Greek Government 2.00%/3.00% 2039[9]	9,435	6,032
Greek Government 2.00%/3.00% 2040[9]	13,985	8,927
Greek Government 2.00%/3.00% 2041[9]	15,685	10,039
Greek Government 2.00%/3.00% 2042[9]	10,435	6,660
United Mexican States Government Global, Series A, 5.625% 2017	$12,300	13,788
United Mexican States Government, Series M10, 7.75% 2017	MXN120,000	10,257
United Mexican States Government 3.50% 2017[10]	64,378	5,448
United Mexican States Government 4.00% 2019[10]	123,804	10,846
United Mexican States Government, Series M, 6.50% 2021	155,000	12,445
United Mexican States Government Global, Series A, 3.625% 2022	$15,700	15,614
United Mexican States Government, Series M20, 10.00% 2024	MXN150,000	15,101
United Mexican States Government, Series M30, 10.00% 2036	69,500	7,008
United Mexican States Government 4.00% 2040[10]	194,620	16,317
United Mexican States Government Global 4.75% 2044	$7,712	7,018
Turkey (Republic of) 9.00% 2016	TRY4,100	2,055
Turkey (Republic of) 7.50% 2017	$14,200	16,117
Turkey (Republic of) 6.75% 2018	17,000	18,876
Turkey (Republic of) 10.50% 2020	TRY21,050	11,197
Turkey (Republic of) 3.00% 2021[10]	24,326	12,171
Turkey (Republic of) 5.625% 2021	$20,450	21,350
Turkey (Republic of) 9.50% 2022	TRY5,600	2,848
Turkey (Republic of) 6.875% 2036	$3,200	3,413
Turkey (Republic of) 6.75% 2040	2,500	2,626
Turkey (Republic of) 6.00% 2041	3,800	3,682
Russian Federation 7.50% 2018	RUB1,202,900	38,415
Russian Federation 5.00% 2020	$14,300	15,347
Russian Federation 12.75% 2028	2,000	3,450
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments & government agencies outside the U.S. (continued)	(000)	(000)

Russian Federation 7.50% 2030[2]	$13,303	$15,704
Venezuela (Republic of) 8.50% 2014	1,250	1,253
Venezuela (Republic of) 5.75% 2016	3,000	2,715
Venezuela (Republic of) 7.65% 2025	8,455	6,130
Venezuela (Republic of) 11.75% 2026	4,180	3,877
Venezuela (Republic of) 9.25% 2027	42,455	34,707
Venezuela (Republic of) 9.25% 2028	16,095	12,715
Polish Government 3.00% 2016[10]	PLN16,393	5,531
Polish Government, Series 1017, 5.25% 2017	36,050	12,214
Polish Government 6.375% 2019	$ 5,835	6,824
Polish Government 5.125% 2021	14,225	15,505
Polish Government, Series 1021, 5.75% 2021	PLN45,515	15,974
Polish Government 5.75% 2022	7,695	2,700
Polish Government 2.75% 2023[10]	6,254	2,113
Indonesia (Republic of) 6.875% 2017[1]	$ 1,000	1,110
Indonesia (Republic of) 6.875% 2018	10,292	11,501
Indonesia (Republic of) 6.875% 2018[1]	9,425	10,532
Indonesia (Republic of) 4.875% 2021	5,600	5,572
Indonesia (Republic of) 3.75% 2022	15,925	14,452
Indonesia (Republic of) 6.625% 2037[1]	2,500	2,556
Indonesia (Republic of) 5.25% 2042	11,450	9,887
Hungarian Government 4.125% 2018	14,520	14,400
Hungarian Government 3.875% 2020	€4,000	5,148
Hungarian Government 6.25% 2020	$ 5,800	6,221
Hungarian Government 6.375% 2021	10,900	11,649
Hungarian Government 5.375% 2023	10,630	10,402
Hungarian Government 7.625% 2041	4,500	4,838
Brazil (Federal Republic of) 10.00% 2017	BRL19,320	8,422
Brazil (Federal Republic of) 6.00% 2017[10]	27,414	12,889
Brazil (Federal Republic of) 6.00% 2018[10]	6,906	3,226
Brazil (Federal Republic of) 6.00% 2020[10]	23,942	11,207
Brazil (Federal Republic of) Global 4.875% 2021	$3,100	3,344
Brazil (Federal Republic of) 6.00% 2045[10]	BRL22,864	10,586
Colombia (Republic of) Global 12.00% 2015	COP 3,149,000	1,893
Colombia (Republic of), Series B, 5.00% 2018	14,854,000	7,488
Colombia (Republic of) Global 7.375% 2019	$11,650	14,166
Colombia (Republic of) Global 11.75% 2020	1,936	2,802
Colombia (Republic of) Global 4.375% 2021	1,700	1,760
Colombia (Republic of) Global 7.75% 2021	COP 5,522,000	3,296
Colombia (Republic of) Global 9.85% 2027	18,086,000	12,457
Colombia (Republic of) Global 10.375% 2033	$ 823	1,241
Nigeria (Republic of) 5.125% 2018[1]	3,875	3,943
Nigeria (Republic of) 6.75% 2021	8,600	9,240
Nigeria (Republic of) 16.39% 2022	NGN3,550,000	25,425
Nigeria (Republic of) 6.375% 2023[1]	$1,980	2,025
Chilean Government 5.50% 2020	CLP2,592,500	5,239
Chilean Government 6.00% 2020	2,735,000	5,656
Chilean Government 3.00% 2020[10]	605,596	1,264
Chilean Government 6.00% 2021	9,625,000	20,035
Chilean Government 6.00% 2022	735,000	1,533
Chilean Government 6.00% 2022	710,000	1,484
Chilean Government 3.00% 2022[10]	537,038	1,134
Chilean Government 3.00% 2022[10]	645,084	1,353
Chilean Government 6.00% 2023	310,000	646
Chilean Government 3.00% 2023[10]	875,471	1,847
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments & government agencies outside the U.S. (continued)	(000)	(000)

Croatian Government 6.75% 2019[1]	$ 4,510	$ 4,831
Croatian Government 6.375% 2021	7,000	7,264
Croatian Government 6.375% 2021[1]	2,810	2,916
Croatian Government 5.50% 2023[1]	22,545	21,700
Philippines (Republic of) 4.95% 2021	PHP509,000	12,801
Philippines (Republic of) 5.50% 2026	$6,925	7,747
Philippines (Republic of) 6.25% 2036	PHP543,000	14,030
Portuguese Government 5.65% 2024	€27,880	34,247
South Africa (Republic of) 5.50% 2020	$6,200	6,688
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR165,125	16,565
South Africa (Republic of), Series R-214, 6.50% 2041	86,000	6,460
Uruguay (Republic of) 5.00% 2018[10]	UYU215,364	10,756
Uruguay (Republic of) 4.25% 2027[2,10]	200,823	9,769
Uruguay (Republic of) 4.375% 2028[2,10]	118,058	5,971
Iraq (Republic of) 5.80% 2028[2]	$27,900	23,855
Morocco Government 4.25% 2022[1]	22,300	20,362
Morocco Government 5.50% 2042[1]	4,000	3,391
Republic of Belarus 8.75% 2015	2,805	2,721
Republic of Belarus 8.95% 2018	20,395	19,273
Israeli Government 4.00% 2022	13,400	13,934
Israeli Government 3.15% 2023	7,000	6,688
Panama (Republic of) Global 8.875% 2027	6,500	8,986
Panama (Republic of) Global 6.70% 2036[2]	6,440	7,390
Dominican Republic 9.04% 2018[2]	2,164	2,364
Dominican Republic 7.50% 2021[1,2]	12,000	12,855
Dominican Republic 7.50% 2021[2]	450	482
Lithuania (Republic of) 6.625% 2022[1]	6,225	7,322
Lithuania (Republic of) 6.625% 2022	3,900	4,587
Peru (Republic of) 7.125% 2019	8,545	10,286
Corporacion Andina de Fomento 4.375% 2022	9,215	9,230
Bahrain Government 5.50% 2020	7,045	7,071
Bahrain Government 5.50% 2020[1]	255	256
State of Qatar 5.25% 2020	3,000	3,383
State of Qatar 5.75% 2042	1,800	1,953
El Salvador (Republic of) 7.375% 2019	4,800	5,244
Argentina (Republic of) 0% 2035	56,982	4,843
Sri Lanka (Republic of) 6.25% 2021[1]	3,300	3,176
Gabonese Republic 8.20% 2017	2,800	3,164
		1,321,250
U.S. Treasury bonds & notes 0.73%

U.S. Treasury 1.875% 2014	58,000	58,439
U.S. Treasury 0.25% 2015	21,900	21,919
U.S. Treasury 4.00% 2015	42,300	44,504
U.S. Treasury 3.25% 2016[11]	20,000	21,444
		146,306
Municipals 0.07%

State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds
(ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 2030[1]	12,385	11,716
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed
Revenue Refunding Bonds, Series 2007-1-A, 5.00% 2041	3,000	2,157
		13,873
Total bonds, notes & other debt instruments (cost: $17,675,742,000)		18,222,241
Convertible securities 1.52%
	Shares or	Value
Industrials 0.54%	principal amount	(000)

CEVA Group PLC, Series A-2, 2.244% convertible preferred[7,12]	21,062	$ 27,177
CEVA Group PLC, Series A-1, 3.244% convertible preferred[7]	47,121	81,291
		108,468
Financials 0.39%

Weyerhaeuser Co., Series A, 6.375% convertible preferred	1,000,000	52,980
Bank of Ireland 10.00% convertible notes 2016	€17,805,000	25,443
		78,423
Information technology 0.37%

Linear Technology Corp., Series A, 3.00% convertible notes 2027	$46,000,000	49,076
Liberty Media Corp. 3.50% convertible notes 2031	$48,500,000	25,275
		74,351
Consumer discretionary 0.11%

Cooper-Standard Holdings Inc. 7.00% convertible preferred[1,7,8]	99,687	21,387
Telecommunication services 0.11%

Leap Wireless International, Inc. 4.50% convertible notes 2014	$12,500,000	12,781
Clearwire Corp. 8.25% convertible notes 2040[1]	$7,722,000	8,591
		21,372
Total convertible securities (cost: $232,655,000)		304,001
Preferred securities 0.97%

Financials 0.97%	Shares

Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	3,194,855	76,261
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	2,085,650	46,932
Ally Financial Inc., Series G, 7.00%[1]	24,250	23,173
Ally Financial Inc., Series 2, 8.125% preferred	650,000	17,408
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	450,000	12,825
First Republic Bank, Series A, noncumulative convertible preferred	400,000	9,433
HSBC Holdings PLC, Series 2, 8.00%	300,000	8,147
Total preferred securities (cost: $192,326,000)		194,179
Common stocks 2.60%

Industrials 1.42%

Beech Holdings, LLC[7,12,13]	16,466,838	135,851
CEVA Group PLC[1,7,13]	59,168	76,347
Delta Air Lines, Inc.	1,799,769	42,456
Nortek, Inc.[13]	426,846	29,329
United Continental Holdings, Inc.[13]	22,981	706
Atrium Corp.[1,7,13]	10,987	11
		284,700
Consumer discretionary 0.44%

Cooper-Standard Holdings Inc.[8,13]	1,238,538	61,927
Ford Motor Co.	810,210	13,668
Revel AC, Inc.[7,8,12,13]	908,183	7,747
Revel AC, Inc. (CVR)[7,8,12,13]	43,088,200	1,292
American Media, Inc.[1,7,8,13]	1,122,345	2,806
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Adelphia Recovery Trust, Series ACC-1[13]	10,643,283	$ 30
Adelphia Recovery Trust, Series Arahova[7,13]	1,773,964	18
Five Star Travel Corp.[1,7,13]	83,780	26
		87,514
Financials 0.33%

American Tower Corp.	538,967	39,954
Citigroup Inc.	405,574	19,674
CIT Group Inc.[13]	124,904	6,092
		65,720
Health care 0.17%

Rotech Healthcare Inc.[7,8,13]	1,916,275	34,225
Telecommunication services 0.13%

Frontier Communications Corp., Class B	6,000,000	25,020
Materials 0.11%

NewPage Holdings Inc.[7,12,13]	226,200	22,473
Energy 0.00%

General Maritime Corp.[1,7,13]	12,599	464
Petroplus Holdings AG7,13	3,360,000	—
		464
Total common stocks (cost: $504,215,000)		520,116
Warrants 0.03%

Consumer discretionary 0.03%

Cooper-Standard Holdings Inc., warrants, expire 2017[8,13]	196,935	4,725
Charter Communications, Inc., warrants, expire 2014[13]	13,390	1,121
Liberman Broadcasting, Inc., warrants, expire 2022[7,12,13]	10	—
		5,846
Energy 0.00%

General Maritime Corp., warrants, expire 2017[1,7,13]	19,483	133
Total warrants (cost: $7,329,000)		5,979
	Principal amount
Short-term securities 4.25%	(000)

Freddie Mac 0.09%–0.12% due 11/26/2013–5/6/2014	$250,000	249,923
Fannie Mae 0.10%–0.12% due 2/18–6/2/2014	137,100	137,035
Coca-Cola Co. 0.08%–0.15% due 10/22–12/9/2013[1]	96,615	96,607
E.I. duPont de Nemours and Co. 0.05%–0.07% due 10/8–11/12/2013[1]	72,400	72,396
General Electric Capital Corp. 0.19% due 1/3/2014	50,000	49,987
General Electric Co. 0.05% due 10/1/2013	11,600	11,600
Paccar Financial Corp. 0.10%–0.12% due 11/8–11/12/2013	54,900	54,888
PepsiCo Inc. 0.04% due 11/18/2013[1]	36,400	36,398
	Principal amount	Value
Short-term securities	(000)	(000)

Wells Fargo & Co. 0.18% due 12/16/2013	$30,000	$ 29,987
Procter & Gamble Co. 0.07% due 10/8/2013[1]	29,400	29,400
Federal Home Loan Bank 0.10%–0.12% due 11/8/2013–1/2/2014	27,500	27,498
John Deere Financial Ltd. 0.06% due 10/17/2013[1]	20,000	19,999
Merck & Co. Inc. 0.13% due 10/28/2013[1]	20,000	19,999
Abbott Laboratories 0.07% due 12/10/2013[1]	13,900	13,899
ADP Tax Services, Inc. 0.05% due 10/2/2013[1]	2,900	2,900
Total short-term securities (cost: $852,428,000)		852,516
Total investment securities (cost: $19,464,695,000)		20,099,032
Other assets less liabilities		(62,061)
Net assets		$20,036,971

[1]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,500,725,000, which represented 37.43% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,578,784,000, which represented 7.88% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $525,982,000, which represented 2.63% of the net assets of the fund.
[8]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[9]	Step bond; coupon rate will increase at a later date.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $5,220,000, which represented .03% of the net assets of the fund.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Beech Holdings, LLC	3/16/2007–2/15/2013	$ 114,109	$ 135,851.68%
CEVA Group PLC, Series A-2, 2.268% convertible preferred	5/2/2013	20,349	27,177.13
NewPage Holdings Inc.	9/17/2009–1/9/2012	43,602	22,473.11
Revel AC, Inc.	2/14/2011–1/10/2012	45,288	7,747.04
Revel AC, Inc. (CVR)	2/15/2011–3/15/2013	7,796	1,292.01
Liberman Broadcasting, Inc., warrants, expire 2022	12/31/2012	—	—	.00
Total restricted securities		$231,144	$194,540.97%

[13]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol
CVR = Contingent Value Rights	PHP = Philippine pesos
BRL = Brazilian reais	PLN = Polish zloty
CLP = Chilean pesos	RUB = Russian rubles
COP = Colombian pesos	TRY = Turkish lira
€ = Euros	UYU = Uruguayan pesos
MXN = Mexican pesos	ZAR = South African rand
NGN = Nigerian naira

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-021-1113O-S37711

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2013, and for the year then ended and have issued our report thereon dated November 12, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 12, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 29, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: November 29, 2013